UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21328

SMA Relationship Trust
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

Item 1.  Reports to Stockholders.

SMA Relationship Trust

December 31, 2015

SMA Relationship Trust

Series A

Series G

Series M

Series S

Series T

Annual Report

Table of contents
SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	8
Portfolio of investments	9
SMA Relationship Trust—Series G
Letter to shareholders	13
Performance at a glance	16
Industry diversification	18
Portfolio of investments	19
SMA Relationship Trust—Series M
Letter to shareholders	23
Performance at a glance	26
Summary of municipal securities by state	28
Portfolio of investments	29
SMA Relationship Trust—Series S
Letter to shareholders	33
Performance at a glance	36
Industry diversification	38
Portfolio of investments	39
SMA Relationship Trust—Series T
Letter to shareholders	42
Performance at a glance	45
Industry diversification	47
Portfolio of investments	48
Explanation of expense disclosure	61
Statement of assets and liabilities	64
Statement of operations	66
Statement of changes in net assets	68
Financial highlights
SMA Relationship Trust—Series A	71
SMA Relationship Trust—Series G	72
SMA Relationship Trust—Series M	73
SMA Relationship Trust—Series S	74
SMA Relationship Trust—Series T	75
Notes to financial statements	76
Report of independent registered accounting firm	94
General information	95
Supplemental information	96
Federal tax information	103

This page intentionally left blank.

SMA Relationship Trust—Series A

February 16, 2016

Dear shareholder,

We present you with the annual report for Series A (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2015.

Portfolio performance

Over the 12-month reporting period, the Fund declined 5.92%, compared to a gain of 0.98% for the BofA Merrill Lynch US Treasury 1-5 Year Index. For comparison purposes, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index returned -0.87% and 0.02%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 6.)

Portfolio performance

The Fund produced a negative return during the reporting period, driven by market allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. Various equity and fixed income options, futures, forwards and swaps were used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Market commentary

Returns across asset classes in 2015 were significantly affected by Chinese economic and financial market developments, continued weakness in the global oil price, and the prospect of divergence in the monetary policies of the major developed market central banks.

In the first quarter of 2015, there was an ever-increasing focus on the use of language within the US Federal Reserve Board (Fed) statements. While the word "patient" was removed from the Federal Open Market Committee (FOMC) with respect to when the Fed would embark on its interest rate hiking cycle, it was noted that the FOMC's decision would be data-dependent and projections hinted at a slower path of hiking with a lower order of magnitude than previously indicated. The US dollar, which had been in the ascendancy, temporarily had the wind taken from its sails.

In Europe, the Swiss National Bank (SNB) surprised markets by dropping its commitment to cap the Swiss franc against the euro, throwing markets into a state of flux with heightened volatility and a sharp appreciation in the Swiss franc. Soon after, the European Central Bank surprised markets by committing to a quantitative easing program that will exceed 1 trillion euros to fight the threat of deflation, which added to downward pressure on the euro. Within emerging markets, all eyes were on Brazil as high inflation, poor growth prospects and political instability had led to significant depreciation of the Brazilian real against the USD. Even though the central bank had been hiking rates to control inflation, its efforts were proving ineffective. Overall, during the first quarter of 2015, volatility increased across all asset classes.

SMA Relationship Trust—
Series A

Investment objective:

To maximize total return,
consisting of capital
appreciation and
current income

Portfolio managers:

Andreas Koester and
Jonathan Davies
UBS Asset Management
(Americas) Inc.

Commencement:

April 2, 2008

Dividend payments:

Annually

SMA Relationship Trust—Series A

In the second quarter, investor focus was on three simultaneous developments: the Fed, Chinese equity markets and the ongoing Greek debt saga. Market participants were becoming increasingly confident that the Fed would begin to raise rates in 2015 from record lows and that any subsequent increases would be gradual. With regards to Chinese equity markets, the decision by MSCI not to include China in its Emerging Markets Index dampened investor sentiment and contributed to Chinese A shares giving back some of their significant gains year to date. The mainland stock market had enjoyed a momentous year-to-date rally and concerns surrounding the sustainability of the rally, were growing. Furthermore, the quarter was dominated by headlines about Greece.

At the end of June, negotiations between Greece and its international creditors to find a viable solution to the country's debt crisis were still ongoing. While investors' preoccupation with each new development was high, financial markets by and large seemed indifferent. This came as no great surprise, given the extent to which European and other foreign banks have limited their exposure to Greece, and the relative strength of the other peripheral eurozone economies that have made progress in implementing structural reforms.

Risk assets largely sold off in the third quarter, with volatility spiking across multiple regions and asset classes. Market movements were primarily driven by investor concerns over a sharper-than-expected economic slowdown in China and uncertainty leading up to the Fed's mid-September meeting. Ultimately, Fed chair Janet Yellen surprised investors in September by keeping interest rates on hold at their record-low level despite improving economic data in the US. She cited heightened concerns about growth in China and other emerging market economies, as well as notable volatility in financial markets, as reasons for not raising rates. This led to falling yields across government bond markets.

In the third quarter, developed market sovereign bonds were the only asset class to post positive performance, supported by falling yields. Otherwise, spread widening in global credit markets drove negative returns in other fixed income segments, such as high yield bonds. In global equity markets, emerging market equities—and China in particular—led a broad-based sell-off, with the MSCI Emerging Markets Index falling 18% and the Shanghai Composite plunging 28% during the third quarter. Developed equity markets fared better but also experienced losses.

In the fourth quarter, global equities rebounded and posted positive returns despite a reversal in risk sentiment in the second half of December. Global central bank policy actions and expectations continued to be a primary driver of market movements. In the US, the Fed finally delivered its first interest rate hike since 2006 at its December meeting. This decision had minimal immediate impact on US financial markets, however, as it was well-telegraphed and thus already largely priced in. US equities finished the fourth quarter up 7.0%, as measured by the S&P 500 Index, while most US fixed income markets were flat to slightly down as interest rates increased and high yield bond spreads widened amid energy concerns.

Elsewhere, eurozone and Japanese equity markets posted positive returns in the fourth quarter despite underwhelming policy developments and renewed aversion to risk assets in December. In the eurozone, market participants had been expecting more aggressive measures than those announced at the early December European Central Bank (ECB) meeting, which sparked a sell-off in equities, appreciation in the euro and a rise in European bond yields. In Japan, stocks were supported by a recovery in cyclicals and earnings that were moderately better than expectations. In emerging markets, equities remained under pressure in the fourth quarter amid Chinese growth concerns and lower commodity prices but eked out a small positive gain. With regards to currency movements, the Fed rate hike allowed the US dollar to strengthen against most other currencies.

SMA Relationship Trust—Series A

Portfolio commentary

What worked:

•  Certain equity positions added value over the period.

  – The Fund's relative value trade of long German equities versus Swedish equities contributed to results after a sustained performance gap between the two markets narrowed.

  – The Fund's relative value trade of long North Asian equities versus emerging markets contributed to performance. North Asian countries are net importers of oil and are experiencing healthier current account balances.

•  Certain fixed income positions added value over the period.

  – The Fund benefited from a sustained long position in Australian government bonds, as the Reserve Bank of Australia cut interest rates twice in the first half of 2015.

  – The Fund's relative value trade of long German government bonds versus French government bonds added value, as the spread between these two sovereigns widened. This position was implemented through futures.

•  Overall, the Fund's active currency positioning was positive for results.

  – The Fund's trade of long the US dollar relative to the New Zealand dollar added value over the period, as monetary policy normalization supported the US dollar and the New Zealand economy was vulnerable to lower commodity prices and weaker growth in China. This position was implemented through futures.

  – The Fund held a long position in the Indian rupee relative to the Korean won in the first half of the year, which added value during the period. This position was implemented through futures.

What didn't work:

•  Overall, the Fund's positioning in equity markets was negative.

  – The Fund's long exposure to developed ex-US equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China. However, the Fund's relative value trade of long Japanese equities versus German equities was positive for returns.

  – The Fund's relative value trade of long US small cap equities versus US large cap equities detracted from performance. Third-quarter 2015 earnings were disappointing, and merger and acquisition (M&A) activity remained concentrated in the large cap space.

•  Overall, the Fund's positioning in fixed income markets was negative.

  – In the first half of the year, the Fund was positioned for a flattening of the US yield curve. This did not come to fruition, as the Fed maintained its accommodative stance.

  – The Fund's long position in investment grade bonds was negative for results, as spreads widened on corporate debt during the reporting period.

SMA Relationship Trust—Series A

•  Certain currency positions were negative for results.

  – The Fund's trade of long euro relative to the Swiss franc detracted from returns. The Swiss National Bank surprised markets earlier in the year by abandoning its peg to the euro, causing this trade to hurt performance.

  – The Fund's trade of long Swedish krona over the euro detracted from returns. The Swedish Riksbank cut rates and expanded their quantitative program, and the euro rebounded from its lows, causing this trade to detract value.

Outlook

The current investment landscape is one in which nothing should be taken for granted. Each individual economic data release is heavily scrutinized, while the frequent utterances of monetary authorities are subject to similarly detailed analysis. While these factors certainly drive asset prices, they do not always do so in a very predictable way.

A 24-hour news cycle and instant communication technologies effectively encourage reactions to individual data releases and a culture of short-termism. Such an approach can increase the tendency of investors to miss the bigger picture. And for long-term investors, it is the bigger picture that should matter the most.

Although most developed-market central banks remain firmly in monetary easing mode, a rising rate environment in the US increases the likelihood of a more liquidity-constrained investment environment in 2016. Such an environment could lead to bouts of heightened market volatility, particularly if investments are crowded in a few popular trades, as was frequently the case in 2015. China is likely to continue to provide investors with sporadic cause for concern. Differentiating between developments in China's real economy and its often erratically moving domestic stock market—and assessing their impact on global asset prices—will remain key.

The European Union (EU) faces its own set of challenges, not least in the form of the significant migratory flows into the region and the upcoming vote in the UK on the country's EU membership. Heading into 2016, investors can, however, take comfort in the gradually improving eurozone economy. Risk assets should remain supported by the ECB's accommodative monetary policy, euro and oil price weakness, as well as the potential for corporate earnings growth to gather momentum.

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series A Managing Director UBS Asset Management (Americas) Inc.	Andreas J. Koester Portfolio Manager SMA Relationship Trust—Series A Managing Director UBS Asset Management

Jonathan Davies Portfolio Manager SMA Relationship Trust—Series A Executive Director UBS Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/15	1 year	5 years	Since inception[1]
SMA Relationship Trust—Series A	(5.92)%	3.92%	2.07%
BofA Merrill Lynch US Treasury 1-5 Year Index[2]	0.98	1.25	2.00
MSCI World Free Index (net)[3]	(0.87)	7.59	3.70
Citigroup One-Month US Treasury Bill Index[4]	0.02	0.04	0.15

1  Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A.

2  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 1 month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index from April 2, 2008 which is the Fund inception date, through December 31, 2015.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series A

Industry diversification (unaudited)1

As a percentage of net assets as of December 31, 2015

Bonds
Non-US government obligations	7.02%
Total bonds	7.02%
Investment company
UBS Global Corporate Bond Relationship Fund	74.05
Short-term investments	11.44
Options purchased	2.31
Total investments	94.82%
Cash and other assets, less liabilities	5.18
Net assets	100.00%

1  Figures represent the direct investments of SMA Relationship Trust—Series A. Figures may be different if a breakdown of the underlying investment company was included.

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2015

	Face amount		Value
Bonds: 7.02%
Non-US government obligation: 7.02%
Australia: 4.82%
Commonwealth of Australia 4.250%, due 07/21/17	AUD	729,000	$549,036
4.500%, due 04/15/20		1,567,000	1,251,386
4.750%, due 06/15/16		725,000	534,841
			2,335,263
Italy: 1.12%
Buoni Poliennali Del Tesoro 3.250%, due 09/01/46[1]	EUR	450,000	546,380
Spain: 1.08%
Kingdom of Spain 5.150%, due 10/31/44[1]		340,000	523,346
Total non-US government obligations (cost $3,908,207)			3,404,989
Total bonds (cost $3,908,207)			3,404,989
Investment company: 74.05%
UBS Global Corporate Bond Relationship Fund*[2] (cost $34,223,315)		2,716,396	35,896,092
Short-term investments: 11.44%
Investment company: 8.35%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $4,046,335)		4,046,335	4,046,335
US government obligations: 3.09%
US Treasury Bill, 0.207%, due 03/31/2016[3] (cost $1,499,156)		1,500,000	1,499,367
Total short-term investments (cost $5,545,491)			5,545,702
	Number of contracts	Value
Options purchased: 2.31%
Put options: 0.73%
S&P 500 Index, strike @ USD 1,800, expires December 2017	27	$351,000
Call options : 1.58%
EURO STOXX 50 Index, strike @ EUR 3,700, expires December 2016	315	256,745
NIKKEI 225 Index, strike @ JPY 21,000, expires December 2016	72	365,406
S&P 500 Index, strike @ USD 2,200, expires December 2016	26	144,950
		767,101
Total options purchased (cost $1,541,784)		1,118,101
Total investments: 94.82% (cost $45,218,797)		45,964,884
Cash and other assets, less liabilities: 5.18%		2,509,839
Net assets: 100.00%		$48,474,723

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $48,503,684; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(2,538,800)
Net unrealized depreciation of investments	$(2,538,800)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 60. Portfolio footnotes begin on page 12.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	180,000	USD	130,697	03/08/16	$(49)
JPMCB	AUD	3,640,000	USD	2,648,562	03/08/16	4,581
JPMCB	CHF	2,835,000	USD	2,775,529	03/08/16	(62,736)
JPMCB	NZD	4,950,000	USD	3,276,019	03/08/16	(96,235)
JPMCB	USD	665,846	EUR	625,000	03/08/16	14,470
JPMCB	USD	461,538	EUR	420,000	03/08/16	(4,366)
JPMCB	USD	381,947	HKD	2,960,000	03/08/16	187
JPMCB	USD	1,230,422	JPY	150,900,000	03/08/16	26,786
JPMCB	USD	1,000,879	MXN	16,620,000	03/08/16	(40,964)
JPMCB	USD	335,580	NZD	490,000	03/08/16	(1,761)
JPMCB	USD	241,773	SEK	2,030,000	03/08/16	(850)
MSC	JPY	201,759,878	CHF	1,685,000	03/01/16	5,832
SSB	MYR	4,243,000	USD	1,000,826	03/08/16	17,091
Net unrealized depreciation on forward foreign currency contracts						$(138,014)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 77 contracts (USD)	March 2016	$(9,140,631)	$(9,110,663)	$29,968
10 Year US Treasury Notes, 93 contracts (USD)	March 2016	(11,758,478)	(11,709,281)	49,197
Index futures buy contracts:
Amsterdam Exchanges Index, 45 contracts (EUR)	January 2016	4,206,087	4,321,624	115,537
EURO STOXX 50 Index, 22 contracts (EUR)	March 2016	779,259	784,677	5,418
Hong Kong Hang Seng China Enterprise Index, 34 contracts (HKD)	January 2016	2,139,526	2,128,825	(10,701)
STOXX 600 Banks Index, 213 contracts (EUR)	March 2016	2,096,302	2,106,447	10,145
TOPIX Index, 21 contracts (JPY)	March 2016	2,752,742	2,703,731	(49,011)
Index futures sell contracts:
E-mini S&P 500 Index, 27 contracts (USD)	March 2016	(2,755,087)	(2,747,790)	7,297
FTSE 100 Index, 28 contracts (GBP)	March 2016	(2,448,590)	(2,558,385)	(109,795)
FTSE China A50 Index, 209 contracts (USD)	January 2016	(2,255,042)	(2,188,230)	66,812
Interest rate futures sell contracts:
Euro-Bund, 42 contracts (EUR)	March 2016	(7,239,193)	(7,208,021)	31,172
Long Gilt, 38 contracts (GBP)	March 2016	(6,585,707)	(6,541,409)	44,298
Net unrealized appreciation on futures contracts				$190,337

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2015

Options written

Written options activity for the year ended December 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2014	—	$—
Options written	1,843	1,762,511
Options terminated in closing purchase transactions	(1,843)	(1,762,511)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2015	—	$—

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Non-US government obligations	$—	$3,404,989	$—	$3,404,989
Investment company	—	35,896,092	—	35,896,092
Short-term investments	4,046,335	1,499,367	—	5,545,702
Options purchased	1,118,101	—	—	1,118,101
Forward foreign currency contracts	—	68,947	—	68,947
Futures contracts	359,844	—	—	359,844
Total	$5,524,280	$40,869,395	$—	$46,393,675
Liabilities
Forward foreign currency contracts	$—	$(206,961)	$—	$(206,961)
Futures contracts	(169,507)	—	—	(169,507)
Total	$(169,507)	$(206,961)	$—	$(376,468)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. At December 31, 2014, $106,301 and $(237,401) assets and liabilities, respectively, of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

SMA Relationship Trust—Series A

Portfolio of investments

December 31, 2015

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $1,069,726 or 2.21% of net assets.

2  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds. Additional information about UBS Global Corporate Bond Relationship Fund's portfolio holdings may be found in the N-CSR filing for UBS Relationship Funds (Investment Company Act file No. 811-09036), which may be viewed on the SEC's website www.sec.gov.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Net realized gain during the year ended 12/31/15	Change in net unrealized appreciation during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$1,924,746	$57,999,430	$59,924,176	$—	$—	$—	$5,524
UBS Global Corporate Bond Relationship Fund	22,882,405	13,600,000	—	—	(586,313)	35,896,092	—
	$24,807,151	$71,599,430	$59,924,176	$—	$(586,313)	$35,896,092	$5,524

3  Rate shown is the discount rate at date of purchase.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

February 16, 2016

Dear shareholder,

We present you with the annual report for Series G (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2015.

Portfolio performance

For the 12-month period, the Fund returned -5.94%. During the same period, its benchmark, the MSCI World ex-USA Index (net) (the "Index"), returned -3.04%.

The Fund produced a negative return during the reporting period, driven by its value tilt. In a year of growing economic uncertainty, increasing investor caution and rising volatility, fundamentals-based, and value investing styles lagged growth and momentum strategies. Defensive stocks were the consensus favorites—often regardless of price—and, as a result, a large overlap developed between value stocks and the laggard cyclical sectors. Much of the weakness in the portfolio during the year was the result of holding certain cyclical stocks for valuation reasons, which significantly lagged the rest of the market. Despite ongoing uncertainty about the global economy, we continue to see upside in these companies and continue to take exposure to attractively priced cyclical sectors within the balanced portfolio.

The Fund used derivatives for the purpose of hedging currencies, and they were not used for taking active currency trades. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 16.)

Market overview

The US economy continued to expand, but the pace was uneven during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 0.6% seasonally adjusted annualized rate during the first quarter of 2015. GDP growth then improved to 3.9% during the second quarter but was 2.0% for the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth-quarter GDP growth was 0.7%.1

Growth outside the US was mixed during the reporting period. In its January 2016 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund ("IMF") said, "In advanced economies, a modest and uneven recovery is expected to continue, with a gradual further narrowing of output gaps. The picture for emerging market and developing economies is diverse but in many cases challenging." From a regional perspective, the IMF projected that 2015 growth in the eurozone was 1.5%, versus 0.9% in 2014. Japan's economy was believed to expand 0.6% in 2015, versus 0.0% in 2014. Elsewhere, the IMF estimated that overall growth in emerging market countries moderated in 2015, with growth of 4.0% versus 4.6% in 2014.

The global equity market experienced several periods of heightened volatility during the reporting period. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy, and numerous geopolitical issues. Risk aversion peaked during the third quarter of 2015, as the global equity market experienced its first correction (a decline of at least 10%) since 2011. The market then rallied

SMA Relationship Trust—
Series G

Investment objective:

Provide long-term capital
appreciation

Portfolio managers:

Nicholas Irish
Charles Burbeck
UBS Asset Management
(Americas) Inc.

Commencement:

May 6, 2011

Dividend payments:

Annually

1  Based on the Commerce Department's initial estimate announced on January 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series G

sharply in October 2015, but ended the year on a weak note. All told, the US stock market, as measured by the S&P 500 Index, gained 1.38% for the 12 months ended December 31, 2015. International equities produced poor results, as they were negatively impacted by moderating growth, fears of a "hard landing" for China's economy and sharply falling commodity prices. International developed equities, as measured by the MSCI EAFE Index (net), fell 0.81% during the period. Emerging market equities, as measured by the MSCI Emerging Markets Index (net), declined 14.92% over the same period.

Portfolio commentary

What worked

The Fund's performance is typically driven by stock selection, and sector allocations are a by-product of our bottom-up stock selection process. During the period, a number of individual stocks contributed to performance.

•  KDDI Corp., one of three of Japan's telecommunication companies was the Fund's top performing holding in 2015. This was as a result of increased profit growth due to a decline in competition and, therefore, diminishing marketing costs and an increase in pricing, which has benefited KDDI's profit growth.

•  The decision to avoid holding Royal Dutch Shell was a positive for the Fund's relative results, as it was the worst performing major oil stock during the reporting period. The company was already underperforming on market concerns that it has not been adjusting to the lower oil price environment as well as its peers.

•  Imperial Tobacco, a well-managed, global tobacco products manufacturer, delivered strong performance during the year. Market volatility, particularly in the second half of 2015, saw investors favor more defensive sector stocks. In addition, shares of Imperial Tobacco Group reached record highs following takeover speculation in September. The company also reported that it would be able to deliver full-year targets.

What didn't work

Several stocks produced disappointing results and detracted from performance during the reporting period.

•  Glencore, a global mining company, was the Fund's largest detractor from performance during the year. Glencore's shares declined due to its exposure to falling commodity prices and market fears over its high debt levels. We sold out of this position, as we believed there were more attractive opportunities elsewhere in the sector.

•  Husky Energy was one of the Fund's largest detractors from performance in 2015. This large Canadian integrated oil company experienced a significant sell-off following aggressive actions to prepare for long-term oil price weakness. Markets have been particularly skeptical about the company's decision to switch its dividend from cash to stock in October 2015. However, Husky Energy continues to execute well, has a strong balance sheet and is one of few major integrated oil companies that can remain cash-flow positive if oil prices remain at $40 per barrel. We believe the stock is likely to rerate once its defensive nature is better understood by the market and the company reinstates its cash dividend.

•  Teck Resources is a Canadian-based global mining company with exposure to coal, copper and zinc. The stock was a significant detractor from performance, due to its exposure to falling commodity prices, particularly the falling prices of coal. Having reviewed the position, we believed there were better opportunities within the sector with relatively stronger balance sheets. Therefore, we exited the position.

SMA Relationship Trust—Series G

Outlook

Our view is that the US Federal Reserve is likely to continue raising interest rates and global growth will remain sustainable, albeit at a slower pace than previous quarters. In particular, we expect to see an economic slowdown in the US, predominantly in the manufacturing sector, with ongoing growth in consumer-led industries. We continue to look for opportunities to exploit this via non-US listed companies. We still feel that there are ample opportunities for positive growth surprises remaining in both Europe and Japan. Against this backdrop, we expect European and Japanese equities to outperform their US counterparts. We remain confident of the stock theses in the Fund. Our aggregate positioning has not materially changed and recent market weakness has presented numerous buying opportunities.

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.	Nicholas Irish Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

Charles Burbeck Portfolio Manager SMA Relationship Trust—Series G Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series G

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/15	1 year	Since inception[1]
SMA Relationship Trust—Series G	(5.94)%	(2.07)%
MSCI World ex-USA Index (net)[2]	(3.04)	1.52

1  Since inception returns are calculated as of the performance inception date, May 6, 2011, of SMA Relationship Trust—Series G.

2  The MSCI World ex-USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series G versus the MSCI World ex-USA Index (net) from May 6, 2011, which is the Fund inception date, through December 31, 2015.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series G

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Roche Holding AG	3.5%
KDDI Corp.	2.9
AIA Group Ltd.	2.3
Unilever NV CVA	2.2
Toyota Motor Corp.	2.1
Sampo Oyj, Class A	2.1
HSBC Holdings PLC	2.0
Toronto-Dominion Bank	2.0
Japan Airlines Co., Ltd.	2.0
Imperial Tobacco Group PLC	1.9
Total	23.0%

Country exposure by issuer, top five (unaudited)

As of December 31, 2015

Percentage of net assets
Japan	25.5%
United Kingdom	19.1
Germany	10.3
China	5.7
Switzerland	4.7
Total	65.3%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Airlines	3.53%
Auto components	3.51
Automobiles	3.88
Banks	14.69
Beverages	1.87
Biotechnology	0.43
Capital markets	1.06
Chemicals	2.27
Construction materials	1.18
Diversified financial services	3.32
Diversified telecommunication services	1.10
Electrical equipment	2.44
Electronic equipment, instruments & components	1.38
Food products	3.46
Health care providers & services	1.72
Hotels, restaurants & leisure	3.38
Household durables	1.76
Industrial conglomerates	1.32
Insurance	5.39
IT services	0.26
Machinery	3.70
Marine	0.95
Media	1.88
Metals & mining	2.83
Multiline retail	1.04
Multi-utilities	0.56
Oil, gas & consumable fuels	5.38
Personal products	2.17
Pharmaceuticals	6.93
Real estate investment trust (REIT)	1.63
Real estate management & development	1.30
Semiconductors & semiconductor equipment	1.20
Software	1.71
Technology hardware, storage & peripherals	0.88
Textiles, apparel & luxury goods	1.20
Tobacco	1.93
Trading companies & distributors	1.69
Wireless telecommunication services	4.70
Total common stocks	99.63%
Short-term investment	0.43
Total investments	100.06%
Liabilities, in excess of cash and other assets	(0.06)
Net assets	100.00%

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 99.63%
Australia: 1.63%
Westfield Corp.	337,057	$2,335,784
Austria: 1.42%
Erste Group Bank AG*	64,733	2,033,778
Brazil: 0.26%
Cielo SA	43,280	367,463
Canada: 4.44%
Canadian Oil Sands Ltd.	139,093	831,321
Husky Energy, Inc.	116,733	1,207,234
Suncor Energy, Inc.	57,041	1,472,504
Toronto-Dominion Bank	72,727	2,850,844
Total Canada common stocks		6,361,903
China: 5.71%
AIA Group Ltd.	536,800	3,227,706
China Biologic Products, Inc.*	4,370	622,550
China Construction Bank Corp., H Shares	543,000	372,040
China Merchants Bank Co., Ltd., H Shares	218,500	515,939
China Mobile Ltd.	61,500	694,350
Hollysys Automation Technologies Ltd.	24,838	550,907
Jardine Matheson Holdings Ltd.	38,800	1,882,964
Lenovo Group Ltd.	302,000	306,674
Total China common stocks		8,173,130
Denmark: 2.04%
AP Moeller - Maersk A/S, Class B	1,036	1,353,987
Danske Bank A/S	58,079	1,566,320
Total Denmark common stocks		2,920,307
Finland: 2.06%
Sampo Oyj, Class A	57,752	2,949,813
France: 3.08%
Danone SA	40,295	2,727,278
Schneider Electric SE	29,341	1,675,946
Total France common stocks		4,403,224
Germany: 10.29%
Bayer AG	19,461	2,449,082
Daimler AG	28,268	2,383,277
E.ON SE	82,942	805,016
Fresenius SE & Co KGaA	34,313	2,459,998
HeidelbergCement AG	20,624	1,694,881
KION Group AG*	34,572	1,729,023
ThyssenKrupp AG	90,133	1,796,440
TUI AG	78,924	1,408,996
Total Germany common stocks		14,726,713
	Shares	Value
Indonesia: 0.36%
Astra International Tbk PT	437,400	$190,381
Bank Rakyat Indonesia Persero Tbk PT	392,600	325,386
Total Indonesia common stocks		515,767
Ireland: 3.30%
Ryanair Holdings PLC ADR	25,590	2,212,512
Shire PLC	36,338	2,516,694
Total Ireland common stocks		4,729,206
Israel: 1.71%
Check Point Software Technologies Ltd.*	30,000	2,441,400
Italy: 3.55%
Autogrill SpA*	147,755	1,416,251
Banca Mediolanum SpA	194,286	1,543,436
Intesa Sanpaolo SpA	632,073	2,121,164
Total Italy common stocks		5,080,851
Japan: 25.46%
Alps Electric Co., Ltd.	51,400	1,417,621
Hino Motors Ltd.	157,700	1,848,657
Inpex Corp.	164,900	1,626,432
Japan Airlines Co., Ltd.	78,500	2,844,927
KDDI Corp.	156,900	4,117,165
Matsui Securities Co., Ltd.	164,200	1,523,216
Mitsubishi UFJ Financial Group, Inc.	418,900	2,638,622
Mitsui Fudosan Co., Ltd.	5,000	127,127
NGK Spark Plug Co., Ltd.	71,800	1,920,521
Nidec Corp.	24,700	1,815,998
ORIX Corp.	179,700	2,564,793
Shin-Etsu Chemical Co., Ltd.	35,300	1,943,343
Sony Corp.	100,900	2,520,086
Sumitomo Electric Industries Ltd.	119,300	1,711,163
Sumitomo Realty & Development Co., Ltd.	60,000	1,734,681
THK Co., Ltd.	91,100	1,711,417
Toyota Industries Corp.	25,600	1,390,807
Toyota Motor Corp.	47,900	2,984,111
Total Japan common stocks		36,440,687
Netherlands: 2.78%
Heineken NV	31,217	2,672,278
Koninklijke DSM NV	25,866	1,300,925
Total Netherlands common stocks		3,973,203
Norway: 1.10%
Telenor ASA	93,642	1,568,872
Russia: 0.19%
Sberbank of Russia PJSC ADR	48,389	280,172

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Concluded)
South Africa: 0.42%
Naspers Ltd., Class N	4,384	$600,975
South Korea: 0.68%
Samsung Electronics Co., Ltd.	538	578,125
Wonik IPS Co., Ltd.*	40,596	392,959
Total South Korea common stocks		971,084
Spain: 3.60%
Banco Bilbao Vizcaya Argentaria SA	205,513	1,505,097
Banco Santander SA	315,036	1,560,501
Mediaset Espana Comunicacion SA	191,634	2,088,830
Total Spain common stocks		5,154,428
Switzerland: 4.66%
Cie Financiere Richemont SA	23,813	1,714,175
Roche Holding AG	17,936	4,949,591
Total Switzerland common stocks		6,663,766
Taiwan: 0.26%
Catcher Technology Co., Ltd. GDR	8,815	369,921
Thailand: 0.09%
Kasikornbank PCL	32,700	136,761
United Kingdom: 19.13%
ARM Holdings PLC	86,195	1,320,243
Ashtead Group PLC	146,847	2,422,432
Associated British Foods PLC	45,289	2,231,288
	Shares	Value
BP PLC	491,510	$2,565,027
HSBC Holdings PLC	368,904	2,916,061
Imperial Tobacco Group PLC	52,255	2,762,836
Lloyds Banking Group PLC	2,047,157	2,205,193
London Stock Exchange Group PLC	54,127	2,189,548
Next PLC	13,870	1,490,598
Rio Tinto Ltd.	27,857	907,586
Rio Tinto PLC	46,038	1,343,471
Unilever NV CVA	71,170	3,101,881
Vodafone Group PLC	588,494	1,917,303
Total United Kingdom common stocks		27,373,467
United States: 1.41%
Carnival PLC	35,362	2,015,371
Total common stocks (cost $152,488,124)		142,588,046
Short-term investment: 0.43%
Investment company: 0.43%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $615,906)	615,906	615,906
Total investments: 100.06% (cost $153,104,030)		143,203,952
Liabilities, in excess of cash and other assets: (0.06)%		(83,299)
Net assets: 100.00%		$143,120,653

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $154,648,653; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,901,778
Gross unrealized depreciation	(15,346,479)
Net unrealized depreciation of investments	$(11,444,701)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 60. Portfolio footnotes begin on page 22.

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2015

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
CSI	CNY	12,100,000	USD	1,840,304	03/17/16	$(14,405)
CSI	IDR	3,465,800,000	USD	241,519	03/17/16	(5,388)
CSI	KRW	872,000,000	USD	737,203	03/17/16	(5,272)
DB	BRL	700,000	USD	180,412	03/17/16	7,645
JPMCB	AUD	1,235,000	USD	888,559	03/17/16	(8,130)
JPMCB	CHF	1,315,000	USD	1,339,160	03/17/16	22,131
JPMCB	DKK	9,240,000	USD	1,362,531	03/17/16	13,990
JPMCB	GBP	2,570,000	USD	3,886,236	03/17/16	97,080
JPMCB	HKD	9,645,000	USD	1,244,899	03/17/16	(329)
JPMCB	ILS	6,170,000	USD	1,599,346	03/17/16	11,231
JPMCB	JPY	294,100,000	USD	2,441,133	03/17/16	(10,033)
JPMCB	NOK	8,930,000	USD	1,035,408	03/17/16	27,267
JPMCB	USD	3,419,121	AUD	4,710,000	03/17/16	640
JPMCB	USD	4,454,642	CAD	6,040,000	03/17/16	(88,682)
JPMCB	USD	449,652	CAD	625,000	03/17/16	2,123
JPMCB	USD	591,568	DKK	4,030,000	03/17/16	(3,406)
JPMCB	USD	5,064,216	EUR	4,610,000	03/17/16	(44,954)
JPMCB	USD	603,275	GBP	405,000	03/17/16	(6,151)
JPMCB	USD	1,204,787	JPY	144,800,000	03/17/16	2,043
JPMCB	USD	1,360,399	MXN	23,360,000	03/17/16	(12,079)
JPMCB	USD	3,691,295	SEK	31,150,000	03/17/16	6,641
JPMCB	USD	1,795,983	SGD	2,525,000	03/17/16	(19,453)
JPMCB	ZAR	7,170,000	USD	460,327	03/17/16	2,938
SSB	EUR	1,510,000	USD	1,652,849	03/17/16	8,796
Net unrealized depreciation on forward foreign currency contracts						$(15,757)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$142,218,125	$369,921	$—	$142,588,046
Short-term investment	615,906	—	—	615,906
Forward foreign currency contracts	—	202,525	—	202,525
Total	$142,834,031	$572,446	$—	$143,406,477
Liabilities
Forward foreign currency contracts	$—	$(218,282)	$—	$(218,282)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2. At December 31, 2014, $68,706,012 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio's fair valuation procedures for foreign portfolio holdings.

SMA Relationship Trust—Series G

Portfolio of investments

December 31, 2015

Portfolio footnotes

*  Non-income producing security.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$547,566	$43,366,496	$43,914,062	$—	$1,589

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

February 16, 2016

Dear shareholder,

We present you with the annual report for Series M (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2015.

Portfolio performance

For the 12-month period, the Fund returned 4.61%, compared to a 3.30% return for its benchmark, the Barclays Municipal Bond Index (the "Index"). For comparison purposes, the Barclays Municipal Managed Money Intermediate (1-17) Index returned 3.40% over the period. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period and outperformed its benchmark. This was due primarily to yield curve and duration positioning. For more on the Fund's performance, see "Performance at a glance" on page 26.

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures benefited performance.

Market overview

The US economy continued to expand, but the pace was uneven during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 0.6% seasonally adjusted annualized rate during the first quarter of 2015. GDP growth then improved to 3.9% during the second quarter but was 2.0% for the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth-quarter GDP growth was 0.7%.1

The US Federal Reserve Board ("Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rates for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%. (The federal funds rate, or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

The bond market experienced several periods of heightened volatility during the reporting period. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy, and numerous geopolitical issues. The yield on the US 10-year Treasury rose from 2.17% to 2.27% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 0.55%. The municipal bond market generated a positive return and outperformed the overall taxable bond market, as measured by the Barclays US Aggregate Index, during the reporting period. Over the 12 months ended December 31, 2015, the Index rose 3.30%. Supporting the municipal market were generally improving fundamentals and overall solid investor demand.

SMA Relationship Trust—
Series M

Investment objective:

Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:

Elbridge T. Gerry and
Kevin McIntyre
UBS Asset Management
(Americas) Inc.

Commencement:

October 8, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on January 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series M

Portfolio commentary

What worked

•  An overweight to the 5-7 year and 15 year portions of the municipal yield curve was additive for performance. The 10 year portion of the municipal curve was underweighted relative to the Index, but outperformed due to security selection. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.)

•  The Fund's positioning in a number of sectors was positive for performance. Security selection in the hospital, and state and local general obligation sectors contributed to performance. In addition, an underweight to transportation benefited performance.

•  An overweight to AAA-rated municipal bonds was additive for results as they outperformed the Index. An overweight to A-rated securities was positive for performance, as they outperformed the Index. An underweight to AA-rated securities was also beneficial for performance.

What didn't work

•  An underweight to the 1 year and 20 year areas of the municipal curve detracted from performance.

•  An underweight to BBB-rated securities was not rewarded, as those bonds outperformed the Index.

•  An underweight to the housing and resource recovery sector detracted from performance.

Outlook

As we head into 2016, our general outlook for state and local credits is for stability. We believe that credit improvement has been sufficiently supported by additional revenue generation, combined with expenditure restraint. That said, we do have a heightened sense that any turn in US economic performance could quickly reverse our opinion into a more defensive posture. We expect this credit improvement to continue as long as the economic expansion that the country is currently experiencing stays at current levels. Appropriate fiscal restraint has enabled the majority of state credits to position themselves for what the future holds. For those that have not "reserved" sufficiently for the future, we expect that a rocky road lies ahead.

We have long expected the recovery in credit markets to be uneven, and that is occurring. It is a case of the states that are fiscally proactive and effective, and those that are not. The proactive states have done everything they could to put their fiscal houses in order by replenishing rainy-day funds and addressing their long-term fiscal balance issues. These states include California, Florida, Minnesota, Georgia, New York and Texas. However, there are still some that have failed or been ineffective in taking the needed steps, many of which appear in the news on a regular basis. These include Illinois, New Jersey and Connecticut. Others may come as a surprise, such as Kentucky and Louisiana. Kentucky is dealing with a severe pension shortfall, while Louisiana is also wrestling with an underfunded pension plan, fiscal imbalance and the negative effects of oil prices on its economy. Pennsylvania and Illinois both lack a current budget, while they seek to resolve several long-term issues. The market is fragmented and very specific, which creates opportunity for active management.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.	Elbridge T. Gerry Portfolio Manager SMA Relationship Trust—Series M Managing Director UBS Asset Management (Americas) Inc.

Kevin McIntyre Portfolio Manager SMA Relationship Trust—Series M Executive Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/15	1 year	5 years	10 years
SMA Relationship Trust—Series M	4.61%	5.72%	4.64%
Barclays Municipal Bond Index[1]	3.30	5.35	4.72
Barclays Municipal Managed Money Intermediate (1-17) Index[2]	3.40	4.65	4.69

1  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Municipal Bond Index and the Barclays Municipal Managed Money Intermediate (1-17) Index over 10 years through December 31, 2015.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of December 31, 2015

Long-term municipal bonds
California	11.14%
District of Columbia	0.78
Florida	10.28
Georgia	1.72
Hawaii	2.06
Illinois	4.57
Louisiana	1.45
Maryland	3.58
Massachusetts	5.88
Minnesota	2.63
Nebraska	1.66
New Jersey	8.24
New York	19.75
North Carolina	0.76
Ohio	3.86
Pennsylvania	2.11
Rhode Island	0.90
South Carolina	8.40
Texas	6.98
Washington	1.90
Total long-term municipal bonds	98.65%
Short-term investment	0.04
Total investments	98.69%
Cash and other assets, less liabilities	1.31
Net assets	100.00%

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2015

	Face amount	Value
Long-term municipal bonds: 98.65%
California: 11.14%
California State Public Works Board Revenue Bonds, Series A, 5.000%, due 09/01/28	$4,000,000	$4,787,320
5.000%, due 09/01/32	3,625,000	4,271,446
Series E,
5.000%, due 06/01/21	2,065,000	2,446,261
Series F,
5.000%, due 05/01/26	1,000,000	1,235,100
5.000%, due 09/01/26	2,660,000	3,230,145
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset- Backed Revenue Bonds, 5.000%, due 06/01/33	1,200,000	1,405,248
Series A,
5.000%, due 06/01/29	1,400,000	1,624,196
5.000%, due 06/01/32	2,200,000	2,586,210
State of California, Various Purpose, GO Bonds, 5.000%, due 09/01/28	4,000,000	4,828,880
		26,414,806
District of Columbia: 0.78%
District of Columbia Income Tax Revenue Bonds, Series A, 5.000%, due 12/01/22	1,510,000	1,842,381
Florida: 10.28%
Florida State Board of Education, Public Education, GO Bonds, Series C, 5.000%, due 06/01/22	1,000,000	1,208,080
Miami-Dade County, Water & Sewer Revenue Bonds, 5.000%, due 10/01/24	2,000,000	2,455,500
School District of St. Lucie County, Sales Tax Revenue Bonds, AGC, 5.000%, due 10/01/26	2,500,000	3,013,700
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,348,400
	Face amount	Value
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	$4,000,000	$4,611,680
Series B, 5.000%, due 05/01/26	1,900,000	2,267,042
Series D, 5.000%, due 02/01/23	3,195,000	3,769,110
The School Board of Orange County, COP, Series D, 5.000%, due 08/01/22	1,025,000	1,224,895
Volusia Country Florida School Board Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	3,000,000	3,473,130
		24,371,537
Georgia: 1.72%
Municipal Electric Authority of Georgia Revenue Bonds, Series A, 5.000%, due 01/01/21	3,500,000	4,080,615
Hawaii: 2.06%
State of Hawaii, GO Bonds, Series EE, 5.000%, due 11/01/28	4,135,000	4,877,191
Illinois: 4.57%
City of Chicago O'Hare International Airport Third Lien Revenue Bonds, Series A, 5.625%, due 01/01/35	3,425,000	3,967,006
Series B, 5.000%, due 01/01/23	2,250,000	2,671,087
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[1]	2,550,000	2,736,558
Illinois State Toll Highway Authority Revenue Bonds, Series A, 5.000%, due 12/01/21	1,220,000	1,445,676
		10,820,327

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2015

	Face amount	Value
Long-term municipal bonds—(Continued)
Louisiana: 1.45%
City of New Orleans, GO Bonds, ACG-ICC, FGIC, 5.500%, due 12/01/21	$3,010,000	$3,445,607
Maryland: 3.58%
Anne Arundel County, GO Bonds, 5.000%, due 04/01/27	2,050,000	2,436,097
State of Maryland, GO Bonds, Series B, 4.500%, due 08/01/17	5,710,000	6,048,489
		8,484,586
Massachusetts: 5.88%
Massachusetts School Building Authority Senior Dedicated Sales Tax Refunding Revenue Bonds, Series B, 5.000%, due 08/15/30	2,000,000	2,375,880
The Commonwealth of Massachusetts, Consolidated Loan Green Bonds, GO Bonds, Series E, 5.000%, due 09/01/30	5,000,000	5,930,550
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series B, 5.000%, due 08/01/17	3,695,000	3,940,052
Series C, 5.000%, due 07/01/24	1,395,000	1,685,774
		13,932,256
Minnesota: 2.63%
State of Minnesota, Various Purpose, GO Bonds, Series D, 5.000%, due 08/01/27	5,000,000	6,230,550
Nebraska: 1.66%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	3,315,000	3,931,026
	Face amount	Value
New Jersey: 8.24%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series XX, 5.000%, due 06/15/22	$5,000,000	$5,529,250
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/30	3,500,000	4,119,395
State of New Jersey, GO Bonds, 5.000%, due 06/01/16	1,000,000	1,019,250
5.000%, due 06/01/21	3,300,000	3,779,193
Series L, AMBAC, 5.250%, due 07/15/19	1,415,000	1,583,909
Series Q, 5.000%, due 08/15/19	725,000	806,809
State of New Jersey, Various Purpose, GO Bonds, 5.000%, due 06/01/18	2,500,000	2,701,700
		19,539,506
New York: 19.75%
County of Nassau, GO Bonds, Series A, 2.000%, due 09/15/16	2,500,000	2,523,750
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2012 Revenue Bonds, Series EE, 5.000%, due 06/15/36	2,760,000	3,237,011
New York City Municipal Water Finance Authority Water and Sewer System Second General Resolution Fiscal 2015 Revenue Bonds, Series DD, 5.000%, due 06/15/36	3,000,000	3,518,490
New York City Transitional Finance Authority Revenue Bonds, Series E, 5.000%, due 02/01/29	4,000,000	4,700,720
Series I, 5.000%, due 05/01/23[1]	5,000	6,095
5.000%, due 05/01/32	4,995,000	5,870,673
Series S-1, 5.000%, due 07/15/31	1,050,000	1,241,615

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2015

	Face amount	Value
Long-term municipal bonds—(Continued)
New York—(Concluded)
New York State Dormitory Authority State Personal Taxable General Purpose, Special Tax, Series A, 5.000%, due 02/15/29	$4,000,000	$4,750,480
New York State Urban Development Corp. Special Tax, 5.000%, due 03/15/32	3,000,000	3,506,700
Series A, 5.000%, due 03/15/34	3,000,000	3,511,920
Series A-1, 5.000%, due 03/15/27	6,495,000	7,838,880
Port Authority of New York and New Jersey Revenue Bonds, Series 189, 5.000%, due 05/01/28	5,000,000	6,102,950
		46,809,284
North Carolina: 0.76%
North Carolina Medical Care Commission, Health Care Facilities, Novant Health Obligated Group, Revenue Bonds, Series A, 4.000%, due 11/01/16	1,750,000	1,797,285
Ohio: 3.86%
State of Ohio, GO Bonds, Series B, 5.000%, due 06/15/28	2,500,000	2,995,300
State of Ohio, Higher Education, GO Bonds, Series A, 5.000%, due 05/01/28	3,295,000	3,833,337
State of Ohio, Infrastructure Improvement Project, GO Bonds, Series B, 5.000%, due 09/01/34	2,000,000	2,324,720
		9,153,357
Pennsylvania: 2.11%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/24	2,180,000	2,610,877
	Face amount	Value
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 06/01/18	$2,190,000	$2,395,313
		5,006,190
Rhode Island: 0.90%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/18	2,000,000	2,125,740
South Carolina: 8.40%
Piedmont Municipal Power Agency Revenue Bonds, Series A-4, 5.000%, due 01/01/20	5,000,000	5,681,100
South Carolina Public Service Authority Santee Cooper Revenue Bonds, Series C, 5.000%, due 12/01/21	7,000,000	8,314,040
5.000%, due 12/01/31	5,000,000	5,918,850
		19,913,990
Texas: 6.98%
Fort Worth Independent School District, GO Bonds, 5.000%, due 02/15/18[1]	2,225,000	2,415,705
Harris County Cultural Education Facilities Finance Corp., Children's Hospital Revenue Bonds, Series 1, 5.000%, due 10/01/24	2,500,000	3,062,650
North Texas Tollway Authority System Revenue Bonds, Series A, 5.000%, due 01/01/21	4,000,000	4,653,120
San Antonio Electric & Gas Revenue Bonds, 5.000%, due 02/01/22	3,000,000	3,604,830
Tarrant County Cultural Educational Methodist Hospitals of Dallas Revenue Bonds, 5.000%, due 10/01/21	2,370,000	2,802,335
		16,538,640
Washington: 1.90%
State of Washington, GO Bonds, Series R, 5.000%, due 01/01/17	2,700,000	2,818,557

SMA Relationship Trust—Series M

Portfolio of investments

December 31, 2015

	Face amount	Value
Long-term municipal bonds—(Concluded)
Washington—(Concluded)
Washington State Health Care Facilities Authority Revenue Bonds, Series A, 5.000%, due 10/01/25	$1,435,000	$1,693,113
		4,511,670
Total long-term municipal bonds (cost $225,338,617)		233,826,544
	Shares	Value
Short-term investment: 0.04%
Investment company: 0.04%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $105,107)	105,107	$105,107
Total investments: 98.69% (cost $225,443,724)		233,931,651
Cash and other assets, less liabilities: 1.31%		3,103,413
Net assets: 100.00%		$237,035,064

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $225,444,547; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,568,253
Gross unrealized depreciation	(81,149)
Net unrealized appreciation of investments	$8,487,104

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 60. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Long-term municipal bonds	$—	$233,826,544	$—	$233,826,544
Short-term investment	105,107	—	—	105,107
Total	$105,107	$233,826,544	$—	$233,931,651

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1 Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$1,343,804	$134,785,611	$136,129,415	$—	$4,217

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

February 16, 2016

Dear shareholder,

We present you with the annual report for Series S (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2015.

Portfolio performance

For the 12 months ended December 31, 2015, the Fund returned 1.41%. During the same period, the Fund's benchmark, the Russell 2000 Index (the "Index"), declined 4.41%. The Fund outperformed its benchmark for the 12-month period due primarily to stock selection decisions. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 36.)

Market overview

We positioned the strategy to fit the late stages of an economic expansion. We gradually reduced exposure to industrials and materials as many of the companies in those sectors reached our price targets. We added to niche companies that we believe do not need macroeconomic tailwinds to grow sales or to exert pricing power.

Portfolio commentary

What worked

•  Successful stock selection drove the Fund's outperformance during the 12 months ended December 31, 2015.

  – Cytec Industries is a specialty materials and chemicals company. During 2015, Cytec was acquired by Belgium-based Solvay, a manufacturer of chemicals and plastics. The announcement of the cash deal, at a 29% premium to the stock price, drove Cytec's shares higher and benefited the Fund. We sold our position in Cytec Industries in October.

  – Shares of Emergent BioSolutions, a biopharmaceutical company focused on vaccines and related products for biological warfare, traded higher during the 12 months. The company executed well on its strategy, continued to diversify its products, made progress on a new plant and gave encouraging guidance for 2020.

  – Enzo Biochem operates clinical labs in greater New York City and holds the rights to several attractive patents. During 2015, Enzo improved execution in its core business, received approval for a key new product and made early progress on intellectual property settlements.

  – The Fund's position in Five9, Inc. made a positive contribution to relative returns. The company, which sells cloud software for contact centers, gained market share in its niche and managed growth well during 2015.

  – Central Garden & Pet sells branded pet, lawn and garden products to retailers. This stock represents a turnaround story. New management has stabilized the company, debt has been reduced and recent quarters have

SMA Relationship Trust—
Series S

Investment objective:

Maximum total return,
consisting of capital appreciation and current income, while controlling risk

Portfolio manager:

Wilfred Talbot
Manulife Asset Management (US) LLC

Commencement:

May 2, 2011

Dividend payments:

Annually

SMA Relationship Trust—Series S

shown solid execution. We closed our position in the stock, as the shares had appreciated sharply and reached our price target.

  – Vail Resorts operates mountain resorts in the US. During 2015, Vail closed on a significant acquisition in Park City, Utah that formed the country's largest single ski resort. In addition to the value accretion from the new Utah property, Vail continued to show strong sales growth at its existing resorts.

What didn't work

•  Certain individual stock holdings hindered the Fund's relative returns during the 12-month period.

  – RCS Capital detracted from performance. The company provides tools and some investments for independent financial advisors. RCS had grown through acquisitions, which it funded by taking on debt. When the company's cash flow declined, the debt level was brought into sharper focus. We sold the stock during the fourth quarter of 2015.

  – Bristow provides helicopter services for oil and gas companies. The company's stock came under pressure as commodity prices declined. We trimmed our exposure to the stock in the fourth quarter of 2015 as part of our strategy to reduce exposure to the oil and gas sector, and closed our position in the first quarter of 2016, after the end of the reporting period.

  – Luxfer Holdings reported lower earnings in 2015, causing its share price to fall. The company produces specialty materials using magnesium, zirconium and rare earth metals. Earnings declined based on the negative impact of foreign currency exchange rates. Results also were hampered, though to a lesser extent, by demand in both auto catalysis and alternative fuel markets.

  – Amira Nature Foods, which sells specialty rice, declined early in 2015 after a short seller published a negative report and a debt financing fell through. Later in the year, the same short seller published a second report, which caused Amira's auditor to resign. We sold the stock at this point. However, after both a forensic audit and a company audit came back clean, we re-entered the stock.

  – Derma Sciences, a medical technology company focused on wound care, detracted from Fund returns. A pipeline drug equal to more than half our estimated value for the company disappointed during the year, causing the CEO to resign. We continue to hold a modest position in Derma.

SMA Relationship Trust—Series S

We thank you for your continued support and welcome any comments or questions you may have.

Mark E. Carver President SMA Relationship Trust—Series S Managing Director UBS Asset Management (Americas) Inc. Wilfred Talbot	Senior Portfolio Manager SMA Relationship Trust—Series S Senior Managing Director Manulife Asset Management (US) LLC

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series S

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/15	1 year	Since inception[1]
SMA Relationship Trust—Series S	1.41%	7.67%
Russell 2000 Index[2]	(4.41)%	7.77%

1  Since inception returns are calculated as of the performance inception date, May 2, 2011, of SMA Relationship Trust—Series S.

2  The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series S versus the Russell 2000 Index from May 2, 2011, which is the Fund inception date, through December 31, 2015.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series S

Top ten equity holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Enzo Biochem, Inc.	2.3%
Hudson Pacific Properties, Inc.	2.2
Bio-Rad Laboratories, Inc., Class A	2.2
Retail Opportunity Investments Corp.	2.2
Banner Corp.	2.1
Emergent BioSolutions, Inc.	2.0
Urban Edge Properties	2.0
EPR Properties	1.9
Cooper Cos., Inc.	1.9
CLARCOR, Inc.	1.9
Total	20.7%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Common stocks
Aerospace & defense	1.26%
Auto components	1.70
Banks	7.52
Biotechnology	4.31
Building products	1.53
Capital markets	4.19
Chemicals	1.17
Commercial services & supplies	2.83
Construction & engineering	1.79
Electric utilities	2.42
Electronic equipment, instruments & components	0.69
Energy equipment & services	2.56
Food products	1.03
Health care equipment & supplies	7.31
Hotels, restaurants & leisure	2.06
Household durables	1.33
Household products	1.48
Internet & catalog retail	1.15
Internet software & services	3.49
Life sciences tools & services	5.86
Machinery	7.29
Media	2.87
Oil, gas & consumable fuels	1.17
Personal products	1.48
Pharmaceuticals	1.30
Real estate investment trust (REIT)	11.84
Semiconductors & semiconductor equipment	1.72
Software	10.16
Specialty retail	3.31
Thrifts & mortgage finance	1.47
Trading companies & distributors	1.42
Total common stocks	99.71%
Total investments	99.71%
Cash and other assets, less liabilities	0.29
Net assets	100.00%

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks: 99.71%
Aerospace & defense: 1.26%
Esterline Technologies Corp.*	8,490	$687,690
Auto components: 1.70%
Gentherm, Inc.*	10,110	479,214
Tenneco, Inc.*	9,685	444,638
		923,852
Banks: 7.52%
Access National Corp.	18,688	382,356
Banner Corp.	25,392	1,164,477
BBCN Bancorp, Inc.	33,896	583,689
Columbia Banking System, Inc.	24,051	781,898
ConnectOne Bancorp, Inc.	35,204	657,963
Univest Corp. of Pennsylvania	25,044	522,418
		4,092,801
Biotechnology: 4.31%
ACADIA Pharmaceuticals, Inc.*	10,646	379,530
Adamas Pharmaceuticals, Inc.*	7,167	202,969
Emergent BioSolutions, Inc.*	27,678	1,107,397
Halozyme Therapeutics, Inc.*	22,466	389,336
Orexigen Therapeutics, Inc.*	154,790	266,239
		2,345,471
Building products: 1.53%
Simpson Manufacturing Co., Inc.	24,327	830,767
Capital markets: 4.19%
Evercore Partners, Inc., Class A	11,154	603,097
Golub Capital BDC, Inc.	40,058	666,165
Moelis & Co., Class A	21,980	641,376
PennantPark Investment Corp.	59,967	370,596
		2,281,234
Chemicals: 1.17%
HB Fuller Co.	17,406	634,797
Commercial services & supplies: 2.83%
ABM Industries, Inc.	33,265	947,054
Copart, Inc.*	15,685	596,187
		1,543,241
Construction & engineering: 1.79%
EMCOR Group, Inc.	20,342	977,230
Electric utilities: 2.42%
Portland General Electric Co.	21,463	780,609
Unitil Corp.	15,018	538,846
		1,319,455
	Shares	Value
Electronic equipment, instruments & components: 0.69%
InvenSense, Inc.*	36,764	$376,096
Energy equipment & services: 2.56%
Bristow Group, Inc.	23,450	607,355
Patterson-UTI Energy, Inc.	52,141	786,286
		1,393,641
Food products: 1.03%
Amira Nature Foods Ltd.*	61,393	559,290
Health care equipment & supplies: 7.31%
Cardiovascular Systems, Inc.*	38,991	589,544
Cooper Cos., Inc.	7,802	1,047,028
Derma Sciences, Inc.*	101,987	466,081
Greatbatch, Inc.*	14,267	749,017
Integra LifeSciences Holdings Corp.*	9,683	656,314
Merit Medical Systems, Inc.*	25,396	472,112
		3,980,096
Hotels, restaurants & leisure: 2.06%
Del Frisco's Restaurant Group, Inc.*	31,780	509,116
Vail Resorts, Inc.	4,808	615,376
		1,124,492
Household durables: 1.33%
Tupperware Brands Corp.	13,065	727,067
Household products: 1.48%
Orchids Paper Products Co.	26,018	804,477
Internet & catalog retail: 1.15%
Expedia, Inc.	1	89
HSN, Inc.	12,364	626,484
		626,573
Internet software & services: 3.49%
Five9, Inc.*	94,522	822,342
LogMeIn, Inc.*	8,992	603,363
RetailMeNot, Inc.*	47,710	473,283
		1,898,988
Life sciences tools & services: 5.86%
Bio-Rad Laboratories, Inc., Class A*	8,716	1,208,561
Bruker Corp.*	29,246	709,800
Enzo Biochem, Inc.*	282,862	1,272,879
		3,191,240

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2015

	Shares	Value
Common stocks—(Concluded)
Machinery: 7.29%
CIRCOR International, Inc.	21,627	$911,578
CLARCOR, Inc.	20,576	1,022,216
Hillenbrand, Inc.	20,451	605,963
Luxfer Holdings PLC ADR	55,423	545,362
Timken Co.	30,955	885,004
		3,970,123
Media: 2.87%
AMC Entertainment Holdings, Inc., Class A	31,647	759,528
Cinemark Holdings, Inc.	23,977	801,551
		1,561,079
Oil, gas & consumable fuels: 1.17%
Carrizo Oil & Gas, Inc.*	21,495	635,822
Personal products: 1.48%
Inter Parfums, Inc.	33,923	808,046
Pharmaceuticals: 1.30%
Aratana Therapeutics, Inc.*	81,826	456,589
Omeros Corp.*	15,938	250,705
		707,294
Real estate investment trust (REIT): 11.84%
American Assets Trust, Inc.	25,898	993,188
EPR Properties	18,160	1,061,452
Hudson Pacific Properties, Inc.	43,193	1,215,451
LaSalle Hotel Properties	35,724	898,816
Retail Opportunity Investments Corp.	67,403	1,206,514
Urban Edge Properties	45,756	1,072,978
		6,448,399
Semiconductors & semiconductor equipment: 1.72%
Integrated Device Technology, Inc.*	18,228	480,308
ON Semiconductor Corp.*	46,669	457,356
		937,664
	Shares	Value
Software: 10.16%
Barracuda Networks, Inc.*	25,612	$478,432
Cadence Design Systems, Inc.*	30,354	631,667
Fleetmatics Group PLC*	11,030	560,214
Interactive Intelligence Group, Inc.*	15,786	495,996
Monotype Imaging Holdings, Inc.	23,632	558,661
NICE Systems Ltd. ADR	11,629	666,574
SS&C Technologies Holdings, Inc.	12,079	824,633
Synchronoss Technologies, Inc.*	20,976	738,984
Verint Systems, Inc.*	14,277	579,075
		5,534,236
Specialty retail: 3.31%
Build-A-Bear Workshop, Inc.*	57,131	699,284
Finish Line, Inc., Class A	32,937	595,501
Urban Outfitters, Inc.*	22,403	509,668
		1,804,453
Thrifts & mortgage finance: 1.47%
Brookline Bancorp, Inc.	69,857	803,355
Trading companies & distributors: 1.42%
Watsco, Inc.	6,591	772,004
Total common stocks (cost $57,203,855)		54,300,973
Total investments: 99.71% (cost $57,203,855)		54,300,973
Cash and other assets, less liabilities: 0.29%		157,163
Net assets: 100.00%		$54,458,136

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $58,166,485; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,310,248
Gross unrealized depreciation	(6,175,760)
Net unrealized depreciation of investments	$(3,865,512)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 60. Portfolio footnotes begin on page 41.

SMA Relationship Trust—Series S

Portfolio of investments

December 31, 2015

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$54,300,973	$—	$—	$54,300,973

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$1,887,768	$96,103,259	$97,991,027	$—	$2,632

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

February 16, 2016

Dear shareholder,

We present you with the annual report for Series T (the "Fund"), a series of SMA Relationship Trust, for the 12 months ended December 31, 2015.

Portfolio performance

During the 12-month reporting period ended December 31, 2015, the Fund gained 0.19%. For comparison purposes, the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index returned -0.77% and 1.51%, respectively. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses. For more on the Fund's performance, see "Performance at a glance" on page 45.)

The Fund used derivatives during the review period. Certain interest rate derivatives were used to facilitate specific duration and yield curve strategies, while credit derivatives, like credit default swaps and options on credit default swaps, were used to implement specific credit-related investment strategies. Throughout the reporting period, the Fund engaged in foreign exchange forwards to implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Market commentary

The US economy continued to expand, but the pace was uneven during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 0.6% seasonally adjusted annualized rate during the first quarter of 2015. GDP growth then improved to 3.9% during the second quarter but was 2.0% for the third quarter of the year. Finally, the Commerce Department's initial estimate for fourth-quarter GDP growth was 0.7%.1

The US Federal Reserve Board ("Fed") took its initial step toward normalizing monetary policy during the reporting period. In December 2015, the Fed raised the fed funds rates for the first time in nearly a decade. The US central bank boosted the fed funds rate from a range of 0% to 0.25% to a range between 0.25% and 0.50%. (The federal funds rate or the "fed funds rate," is the rate banks charge one another for funds they borrow on an overnight basis.) In its official statement the Fed said, "The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation...The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

The bond market experienced several periods of heightened volatility during the reporting period. Investor sentiment fluctuated given mixed economic data and corporate earnings reports, uncertainties regarding future monetary policy and numerous geopolitical issues. The yield on the US 10-year Treasury rose from 2.17% to 2.27% during the reporting period, and the overall US bond market, as measured by the Barclays US Aggregate Index, gained 0.55%.

SMA Relationship Trust—
Series T

Investment objective:

Maximum total return,
consisting of income and
capital appreciation

Portfolio managers:

Scott Dolan, John
Dugenske, Craig Ellinger
and Brian Fehrenbach
UBS Asset Management
(Americas) Inc.

Commencement:

October 9, 2003

Dividend payments:

Monthly

1  Based on the Commerce Department's initial estimate announced on January 29, 2016, after the reporting period had ended.

SMA Relationship Trust—Series T

Portfolio performance summary

What worked:

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve during the reporting period. (When the yield curve flattens, yields on shorter maturity bonds rise more than yields on longer maturity bonds.) This played out during the reporting period, as shorter-term yields increased the most as investors started to price in the likelihood of rate hikes by the Fed, while longer-term yields increased to a lesser extent given strong overseas demand.

•  Currency positioning was additive to performance during the reporting period. The Fund's exposure to the US dollar against a basket of developed market currencies contributed to performance. At various times during the period, the Fund was long the US dollar versus short the New Zealand dollar, Australian dollar and Canadian dollar, which benefited returns as all three currencies underperformed the US dollar during the period.

What didn't work:

•  The Fund's allocation to corporate credit detracted from performance during the reporting period. The Fund's allocation to both investment grade and high yield corporate debt was negative for performance, as corporate spreads widened during the reporting period. Security selection of commodity-related credit detracted from performance as continued declines in commodity prices led to weak results. Security selection in high yield corporate credit, in particular, underperformed due to the further declines in the price of oil. The negative performance from security selection was partially offset by derivatives hedging.

Outlook

The economic recovery in the US remains firmly in place, albeit at a marginal pace. Domestic-related data, such as employment, housing, services, auto sales, construction and income growth, have exceeded expectations, while foreign-related data, such as manufacturing and exports, have disappointed. Outside of the US, however, most other economies are struggling. In developed markets, Europe and Japan are still employing quantitative easing quite aggressively. Elsewhere, in emerging markets the continued "soft landing" in China, falling commodity prices and a strong US dollar are all contributing to broad-based weakness and exchange-rate volatility. The volatility in capital markets that we experienced in the second half of 2015 is not showing any signs of abating. We believe that many of the same risk drivers in 2015—oil, China, geopolitical risks, central bank policy and illiquidity—will likely persist into 2016. And with the Fed now finally in "liftoff" mode, this may add yet another layer of uncertainty, potentially putting further widening pressure on spreads.

SMA Relationship Trust—Series T

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver President SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	John Dugenske, CFA Portfolio Manager SMA Relationship Trust—Series T Group Managing Director UBS Asset Management (Americas) Inc.

Scott Dolan Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.	Craig Ellinger, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

Brian Fehrenbach, CFA Portfolio Manager SMA Relationship Trust—Series T Managing Director UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2015. The views and opinions in the letter were current as of February 16, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/15	1 year	5 years	10 years
SMA Relationship Trust—Series T	0.19%	4.61%	(1.62)%
Barclays US Credit Index[1]	(0.77)%	4.38%	5.18%
Barclays US Mortgage-Backed Securities Index[2]	1.51%	2.96%	4.64%

1  The Barclays US Credit Index is an unmanaged sub-index of the Barclays US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series T versus the Barclays US Credit Index and the Barclays US Mortgage-Backed Securities Index over 10 years through December 31, 2015.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2015

Percentage of net assets
Federal National Mortgage Association Pools, 3.500%, TBA	14.3%
Federal National Mortgage Association Pools, 3.000%, TBA	5.2
Federal Home Loan Mortgage Corp. Gold Pools, 4.000%, TBA	2.9
Federal National Mortgage Association Pools, 4.500%, TBA	2.8
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	2.3
Government National Mortgage Association Pools, 3.500%, TBA	2.3
Federal National Mortgage Association Pools, 4.000%, TBA	1.8
Federal National Mortgage Association Pools, 4.000%, TBA	1.6
Fifth Third Auto Trust, Series 2015-1, Class A1, 0.430%, due 11/15/16	1.6
US Treasury Inflation Indexed Notes (TIPS), 0.375%, due 07/15/25	1.5
Total	36.3%

Industry diversification (unaudited)

As a percentage of net assets as of December 31, 2015

Bonds
Corporate bonds
Air freight & logistics	0.15%
Automobiles	0.20
Banks	6.92
Beverages	0.06
Biotechnology	0.40
Building products	0.40
Capital markets	1.52
Chemicals	0.38
Commercial services & supplies	0.31
Communications equipment	0.07
Consumer finance	1.26
Diversified financial services	1.28
Diversified telecommunication services	1.66
Electric utilities	2.21
Electronic equipment, instruments & components	0.25
Energy equipment & services	0.19
Food & staples retailing	0.46
Food products	0.16
Gas utilities	0.17
Health care equipment & supplies	0.42
Health care providers & services	0.30
Hotels, restaurants & leisure	0.70
Household products	0.09
Independent power and renewable electricity producers	0.43
Insurance	1.76
Internet & catalog retail	0.21
IT services	0.16
Machinery	0.45
Media	2.17
Metals & mining	0.42
Multiline retail	0.19
Multi-utilities	0.72
Oil, gas & consumable fuels	3.86
Paper & forest products	0.17
Pharmaceuticals	0.86
Real estate investment trust (REIT)	0.58
Real estate management & development	0.23
Road & rail	0.69
Semiconductors & semiconductor equipment	0.06
Software	0.55
Specialty retail	0.31
Technology hardware, storage & peripherals	0.27
Tobacco	0.82
Trading companies & distributors	0.21
Wireless telecommunication services	0.68
Total corporate bonds	35.36%
Asset-backed securities	10.09
Commercial mortgage-backed securities	8.11
Mortgage & agency debt securities	37.50
Municipal bonds	2.10
US government obligations	6.06
Non-US government obligations	3.69
Total bonds	102.91%
Short-term investment	29.39
Options purchased	0.07
Total investments	132.37%
Liabilities, in excess of cash and other assets	(32.37)
Net assets	100.00%

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds: 102.91%
Corporate bonds: 35.36%
Australia: 0.12%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$130,000	$130,439
Brazil: 0.69%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	335,000	306,525
Petrobras Global Finance BV, 3.250%, due 03/17/17	350,000	323,190
Vale Overseas Ltd., 4.375%, due 01/11/22	145,000	109,555
Total Brazil corporate bonds		739,270
Canada: 0.77%
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	250,000	265,655
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	210,000	207,900
Petro-Canada, 6.050%, due 05/15/18	150,000	160,801
Talisman Energy, Inc., 3.750%, due 02/01/21	210,000	190,491
Total Canada corporate bonds		824,847
China: 0.47%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[1]	500,000	500,678
France: 0.19%
Total Capital International SA, 3.750%, due 04/10/24	200,000	203,245
Germany: 0.42%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	450,000	448,875
Indonesia: 0.16%
Pertamina Persero PT, 6.450%, due 05/30/44[1]	200,000	174,750
Ireland: 0.10%
XL Group PLC, 6.375%, due 11/15/24	90,000	104,954
Israel: 0.35%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	240,000	241,050
	Face amount	Value
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	$133,000	$134,962
Total Israel corporate bonds		376,012
Luxembourg: 0.40%
ArcelorMittal, 6.500%, due 03/01/21	246,000	198,003
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	270,000	234,900
Total Luxembourg corporate bonds		432,903
Mexico: 1.19%
America Movil SAB de CV, 3.125%, due 07/16/22	530,000	517,317
Fermaca Enterprises S de RL de CV, 6.375%, due 03/30/38[1]	195,841	183,356
Petroleos Mexicanos, 4.875%, due 01/24/22	370,000	356,125
6.375%, due 01/23/45	260,000	220,350
Total Mexico corporate bonds		1,277,148
Netherlands: 0.31%
LYB International Finance BV, 4.875%, due 03/15/44	220,000	200,890
Shell International Finance BV, 2.250%, due 11/10/20	130,000	128,050
Total Netherlands corporate bonds		328,940
Norway: 0.56%
Eksportfinans ASA, 5.500%, due 06/26/17	580,000	603,165
Spain: 0.28%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	300,000	305,854
United Kingdom: 2.05%
BP Capital Markets PLC, 3.062%, due 03/17/22	210,000	205,918
HSBC Holdings PLC, 6.500%, due 09/15/37	345,000	413,934
Imperial Tobacco Finance PLC, 3.500%, due 02/11/23[1]	360,000	352,772
Lloyds Banking Group PLC, 4.582%, due 12/10/25[1]	771,000	773,074
Royal Bank of Scotland Group PLC, 6.100%, due 06/10/23	240,000	257,982
Virgin Media Finance PLC, 6.375%, due 04/15/23[1]	200,000	203,000
Total United Kingdom corporate bonds		2,206,680

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States: 27.30%
AbbVie, Inc., 2.500%, due 05/14/20	$240,000	$237,627
Actavis Funding SCS, 3.800%, due 03/15/25	90,000	89,549
ADT Corp., 3.500%, due 07/15/22	370,000	331,150
Alabama Power Co., 6.000%, due 03/01/39	60,000	71,314
Ally Financial, Inc., 6.250%, due 12/01/17	192,000	201,360
Altria Group, Inc., 5.375%, due 01/31/44	140,000	150,562
9.950%, due 11/10/38	57,000	91,377
American Express Credit Corp., Series F, 2.600%, due 09/14/20	200,000	200,563
Apple, Inc., 3.850%, due 05/04/43	170,000	156,634
AvalonBay Communities, Inc., REIT, 3.450%, due 06/01/25	150,000	148,172
Bank of America Corp., Series L, 2.650%, due 04/01/19	200,000	200,442
4.200%, due 08/26/24	380,000	380,552
6.110%, due 01/29/37	400,000	453,880
BB&T Corp., 2.625%, due 06/29/20	400,000	402,464
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	120,000	126,628
Biogen, Inc., 4.050%, due 09/15/25	130,000	130,675
Boston Properties LP, REIT, 3.800%, due 02/01/24	340,000	345,878
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	360,000	379,407
Capital One Financial Corp., 4.200%, due 10/29/25	130,000	128,422
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	325,000	343,687
CCO Safari II LLC, 3.579%, due 07/23/20[1]	350,000	347,995
Celgene Corp., 5.000%, due 08/15/45	100,000	100,383
Chevron Corp., 3.191%, due 06/24/23	220,000	221,187
Cisco Systems, Inc., 5.900%, due 02/15/39	60,000	73,184
CIT Group, Inc., 5.500%, due 02/15/19[1]	280,000	292,600
	Face amount	Value
Citigroup, Inc., 1.750%, due 05/01/18	$260,000	$257,817
5.500%, due 09/13/25	620,000	673,453
Comcast Corp., 6.950%, due 08/15/37	115,000	150,640
ConocoPhillips Holding Co., 6.950%, due 04/15/29	170,000	194,877
Consolidated Edison Co. of New York, Inc., 5.850%, due 03/15/36	155,000	184,050
CVS Health Corp., 5.125%, due 07/20/45	52,000	54,778
DIRECTV Holdings LLC, 6.000%, due 08/15/40	185,000	189,181
DISH DBS Corp., 7.875%, due 09/01/19	240,000	261,000
Dollar General Corp., 3.250%, due 04/15/23	210,000	200,005
DPL, Inc., 7.250%, due 10/15/21	210,000	199,500
DTE Electric Co., 3.700%, due 03/15/45	125,000	114,854
Duke Energy Indiana, Inc., 6.350%, due 08/15/38	70,000	89,273
Duke Energy Progress LLC, 3.000%, due 09/15/21	560,000	571,131
Energy Transfer Partners LP, 7.500%, due 07/01/38	60,000	55,416
9.000%, due 04/15/19	310,000	341,134
ERAC USA Finance LLC, 2.800%, due 11/01/18[1]	270,000	271,815
ERP Operating LP, 4.500%, due 06/01/45	45,000	45,706
4.750%, due 07/15/20	75,000	81,047
Exelon Generation Co. LLC, 2.950%, due 01/15/20	410,000	408,654
FedEx Corp., 3.875%, due 08/01/42	190,000	164,310
FirstEnergy Transmission LLC, 5.450%, due 07/15/44[1]	180,000	181,223
Flextronics International Ltd., 5.000%, due 02/15/23	260,000	263,575
Florida Power & Light Co., 5.950%, due 02/01/38	120,000	149,445
Ford Motor Co., 7.450%, due 07/16/31	175,000	215,852
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	185,000	217,972
Frontier Communications Corp., 8.500%, due 04/15/20	350,000	350,875

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
General Electric Capital Corp., 4.650%, due 10/17/21	$175,000	$193,507
Series A, 6.750%, due 03/15/32	160,000	209,062
General Motors Financial Co., Inc., 3.100%, due 01/15/19	170,000	169,789
3.700%, due 11/24/20	170,000	170,534
Georgia-Pacific LLC, 8.000%, due 01/15/24	45,000	56,935
Gilead Sciences, Inc., 4.750%, due 03/01/46	200,000	202,274
Goldman Sachs Group, Inc., 5.150%, due 05/22/45	110,000	106,778
5.750%, due 01/24/22	520,000	591,405
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	400,000	458,714
Home Depot, Inc., 3.350%, due 09/15/25	110,000	112,472
Illinois Tool Works, Inc., 3.500%, due 03/01/24	140,000	143,934
Intercontinental Exchange, Inc., 2.750%, due 12/01/20	170,000	170,029
International Lease Finance Corp., 7.125%, due 09/01/18[1]	210,000	230,212
International Paper Co., 3.800%, due 01/15/26	130,000	128,160
John Deere Capital Corp., 2.450%, due 09/11/20	120,000	119,796
JPMorgan Chase & Co., 3.875%, due 09/10/24	680,000	676,771
4.625%, due 05/10/21	290,000	313,406
Kimberly-Clark Corp., 3.625%, due 08/01/20	95,000	100,563
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	260,000	245,479
6.500%, due 09/01/39	175,000	144,313
Kraft Heinz Foods Co., 5.200%, due 07/15/45[1]	170,000	177,513
Kroger Co., 3.850%, due 08/01/23	260,000	268,081
Lincoln National Corp., 7.000%, due 06/15/40	210,000	263,392
Lowe's Cos., Inc., 4.650%, due 04/15/42	210,000	221,969
Masco Corp., 4.450%, due 04/01/25	170,000	166,600
McDonald's Corp., 2.100%, due 12/07/18	100,000	100,081
Medtronic, Inc., 4.375%, due 03/15/35	250,000	252,577
	Face amount	Value
MetLife, Inc., 4.125%, due 08/13/42	$210,000	$199,113
Microsoft Corp., 2.375%, due 02/12/22	180,000	177,727
4.450%, due 11/03/45	100,000	103,129
Morgan Stanley, 3.750%, due 02/25/23	270,000	276,726
4.350%, due 09/08/26	200,000	200,773
5.625%, due 09/23/19	195,000	215,274
Series J, 5.550%, due 07/15/20[2,3]	240,000	240,000
National Rural Utilities Cooperative Finance Corp., 2.300%, due 11/01/20	120,000	118,891
Navient Corp., 8.000%, due 03/25/20	10,000	9,880
NBCUniversal Media LLC, 4.375%, due 04/01/21	90,000	97,803
NRG Energy, Inc., 8.250%, due 09/01/20	50,000	48,500
Oracle Corp., 2.500%, due 05/15/22	170,000	166,960
5.375%, due 07/15/40	130,000	144,610
Pacific Gas & Electric Co., 5.800%, due 03/01/37	85,000	98,865
PacifiCorp, 6.000%, due 01/15/39	120,000	145,599
PepsiCo, Inc., 4.875%, due 11/01/40	65,000	69,486
Pfizer, Inc., 7.200%, due 03/15/39	160,000	220,340
Philip Morris International, Inc., 2.900%, due 11/15/21	180,000	182,143
PNC Funding Corp., 3.300%, due 03/08/22	340,000	348,151
PNC Preferred Funding Trust I, 2.162%, due 03/15/17[1,2,3]	300,000	267,000
PPL Capital Funding, Inc., 3.950%, due 03/15/24	320,000	327,554
Principal Financial Group, Inc., 8.875%, due 05/15/19	330,000	394,986
Private Export Funding Corp., Series MM, 2.300%, due 09/15/20	550,000	553,549
Prudential Financial, Inc., 5.200%, due 03/15/44[2]	410,000	395,855
6.625%, due 12/01/37	61,000	74,684
QVC, Inc., 4.450%, due 02/15/25	240,000	222,611
Realogy Group LLC, 5.250%, due 12/01/21[1]	245,000	251,125

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Regions Financial Corp., 2.000%, due 05/15/18	$220,000	$218,460
Reynolds American, Inc., 3.250%, due 11/01/22	110,000	108,823
Seagate HDD Cayman, 5.750%, due 12/01/34[1]	190,000	132,954
Sempra Energy, 4.050%, due 12/01/23	220,000	226,642
9.800%, due 02/15/19	195,000	236,031
Southwestern Electric Power Co., 3.550%, due 02/15/22	290,000	294,366
Sprint Capital Corp., 6.900%, due 05/01/19	280,000	228,200
Sprint Corp., 7.250%, due 09/15/21	10,000	7,450
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	220,000	198,208
SunTrust Bank, 7.250%, due 03/15/18	185,000	204,559
Synchrony Financial, 4.500%, due 07/23/25	140,000	139,744
TCI Communications, Inc., 7.875%, due 02/15/26	104,000	140,620
Tenet Healthcare Corp., 6.000%, due 10/01/20	60,000	63,150
Texas Instruments, Inc., 1.650%, due 08/03/19	70,000	69,316
Time Warner Cable, Inc., 6.550%, due 05/01/37	180,000	182,059
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	450,000	552,994
Transocean, Inc., 4.300%, due 10/15/22	380,000	201,400
Union Pacific Corp., 4.050%, due 11/15/45	90,000	87,075
UnitedHealth Group, Inc., 4.625%, due 07/15/35	250,000	259,489
USG Corp., 5.875%, due 11/01/21[1]	100,000	104,000
6.300%, due 11/15/16	150,000	154,965
Valero Energy Corp., 6.625%, due 06/15/37	160,000	160,766
Verizon Communications, Inc., 2.252%, due 09/14/18[2]	170,000	174,069
4.522%, due 09/15/48	504,000	450,682
6.400%, due 09/15/33	31,000	35,319
Virginia Electric & Power Co., 3.450%, due 09/01/22	130,000	133,633
	Face amount	Value
Visa, Inc., 4.150%, due 12/14/35	$170,000	$171,614
Walt Disney Co., 2.150%, due 09/17/20	100,000	99,986
Wells Fargo & Co., 5.375%, due 11/02/43	250,000	267,360
Whole Foods Market, Inc., 5.200%, due 12/03/25[1]	170,000	169,845
Williams Partners LP, 4.300%, due 03/04/24	230,000	182,345
Wyndham Worldwide Corp., 5.625%, due 03/01/21	420,000	451,722
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	220,000	202,219
Total United States corporate bonds		29,349,020
Total corporate bonds (cost $39,402,634)		38,006,780
Asset-backed securities: 10.09%
United States: 10.09%
AmeriCredit Automobile Receivables Trust, Series 2015-4, Class A1, 0.500%, due 11/08/16	765,695	765,695
Series 2012-3, Class C, 2.420%, due 05/08/18	423,193	424,561
Series 2014-1, Class D, 2.540%, due 06/08/20	400,000	399,353
Series 2013-5, Class D, 2.860%, due 12/09/19	450,000	452,716
Capital Auto Receivables Asset Trust, Series 2013-3, Class B, 2.320%, due 07/20/18	550,000	552,372
Drive Auto Receivables Trust, Series 2015-BA, Class D, 3.840%, due 07/15/21[1]	725,000	711,369
Series 2015-DA, Class D, 4.590%, due 01/17/23[1]	450,000	448,386
Fifth Third Auto Trust, Series 2015-1, Class A1, 0.430%, due 11/15/16	1,678,890	1,678,891
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	525,000	525,591
Nissan Auto Lease Trust, Series 2015-B, Class A1, 0.420%, due 11/15/16	1,210,866	1,209,552
Santander Drive Auto Receivables Trust, Series 2013-2, Class B, 1.330%, due 03/15/18	295,314	295,312

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Series 2014-1, Class C, 2.360%, due 04/15/20	$595,000	$595,907
Series 2014-2, Class D, 2.760%, due 02/18/20	625,000	622,202
Series 2015-3, Class D, 3.490%, due 05/17/21	550,000	545,171
Series 2012-1, Class D, 4.560%, due 11/15/17	820,000	828,829
Synchrony Credit Card Master Note Trust, Series 2012-6, Class A, 1.360%, due 08/17/20	795,000	791,026
Total asset-backed securities (cost $10,878,542)		10,846,933
Commercial mortgage-backed securities: 8.11%
United States: 8.11%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	250,000	281,896
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class D, 3.381%, due 08/15/26[1,2]	425,000	424,254
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.331%, due 12/15/27[1,2]	250,000	245,453
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.081%, due 06/15/31[1,2]	425,000	414,938
Citigroup Commercial Mortgage Trust, Series 2015-GC33, Class AS, 4.114%, due 09/10/58	600,000	613,180
Commercial Mortgage Loan Trust, Series 2015-DC1, Class C, 4.353%, due 02/10/48[2]	350,000	337,121
Series 2015-CR26, Class C, 4.496%, due 10/10/48[2]	497,000	469,557
Series 2014-CR19, Class C, 4.720%, due 08/10/47[2]	600,000	595,903
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.417%, due 02/10/28[1,2]	650,000	645,145
CSMC Trust, Series 2015-DEAL, Class D, 3.431%, due 04/15/29[1,2]	597,000	589,382
Extended Stay America Trust, Series 2013-ESH7, Class B7, 3.604%, due 12/05/31[1]	600,000	600,695
	Face amount	Value
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	$329,657	$334,976
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.382%, due 12/15/19[1,2]	525,000	512,516
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.231%, due 07/15/31[1,2]	625,000	620,875
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class D, 3.831%, due 07/15/31[1,2]	650,000	641,150
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C, 4.894%, due 11/15/46[2]	250,000	254,766
NLY Commercial Mortgage Trust, Series 2014-FL1, Class B, 2.081%, due 11/15/30[1,2]	395,426	393,963
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.831%, due 11/15/27[1,2]	550,000	546,931
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 2.901%, due 11/15/29[1,2]	200,857	198,558
Total commercial mortgage-backed securities (cost $8,808,142)		8,721,259
Mortgage & agency debt securities: 37.50%
United States: 37.50%
Federal Home Loan Mortgage Corp. Gold Pools[4] 3.500%, TBA	850,000	874,703
4.000%, TBA	2,950,000	3,115,577
#A96140, 4.000%, due 01/01/41	372,034	394,171
#G04913, 5.000%, due 03/01/38	108,713	118,936
#G02922, 5.500%, due 04/01/37	106,440	119,983
#G06381, 5.500%, due 08/01/40	718,133	801,772
#C56030, 6.000%, due 03/01/31	3,262	3,691
#C55783, 6.500%, due 01/01/29	62,587	71,274
#G00194, 7.500%, due 02/01/24	55,365	60,799
#C00410, 8.000%, due 07/01/25	30,001	34,539
#C37436, 8.000%, due 01/01/30	12,559	15,487
Federal National Mortgage Association Pools[4] 2.500%, TBA	1,575,000	1,587,113
3.000%, TBA	5,575,000	5,573,060
3.500%, TBA	14,925,000	15,393,588
4.000%, TBA	3,425,000	3,619,828
4.500%, TBA	2,800,000	3,023,136

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#AB2331, 4.000%, due 02/01/41	$289,083	$306,593
#AS5669, 4.000%, due 08/01/45	322,398	342,773
#889657, 4.500%, due 09/01/37	334,337	364,024
#975213, 5.000%, due 03/01/38	28,569	31,419
#890209, 5.000%, due 05/01/40	13,427	14,809
#244450, 5.500%, due 11/01/23	20,486	22,807
#555591, 5.500%, due 07/01/33	243,517	273,883
#901999, 6.000%, due 11/01/36	103,717	117,313
#990686, 6.000%, due 09/01/38	9,207	10,390
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.692%, due 02/25/35[2]	102,364	92,088
Government National Mortgage Association Pools, 3.000%, TBA	100,000	101,319
3.500%, TBA	2,350,000	2,448,969
4.000%, TBA	650,000	690,098
#G2 779424, 4.000%, due 06/20/42	95,815	102,990
#AA8267, 4.000%, due 07/15/42	342,191	367,012
#G2 2687, 6.000%, due 12/20/28	13,518	15,226
#G2 508540, 6.000%, due 02/20/34	171,459	191,640
#486873, 6.500%, due 01/15/29	5,634	6,569
#338523, 8.000%, due 12/15/22	1,351	1,477
Total mortgage & agency debt securities (cost $40,168,836)		40,309,056
Municipal bonds: 2.10%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	160,000	184,648
Los Angeles Unified School District, 6.758%, due 07/01/34	350,000	461,132
Metropolitan Transportation Authority Revenue Bonds, Series A, 6.668%, due 11/15/39	95,000	124,525
State of California, GO Bonds, 7.300%, due 10/01/39	280,000	391,233
7.550%, due 04/01/39	105,000	152,635
State of Illinois, GO Bonds, 4.950%, due 06/01/23	300,000	300,126
5.877%, due 03/01/19	595,000	636,644
Total municipal bonds (cost $2,062,513)		2,250,943
	Face amount	Value
US government obligations: 6.06%
Tennessee Valley Authority, 2.875%, due 09/15/24	$320,000	$321,773
US Treasury Bond, 2.875%, due 08/15/45	775,000	751,235
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[5]	2,500,000	2,504,857
0.375%, due 07/15/25[5]	1,694,000	1,642,082
US Treasury Note, 2.250%, due 11/15/25	1,300,000	1,297,091
Total US government obligations (cost $6,536,646)		6,517,038
Non-US government obligations: 3.69%
Brazil: 0.74%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[1]	800,000	792,000
Chile: 0.21%
Republic of Chile, 3.250%, due 09/14/21	220,000	227,150
Colombia: 0.17%
Republic of Colombia, 5.625%, due 02/26/44	200,000	182,500
Germany: 0.07%
KFW, 3.008%, due 04/18/36[6]	135,000	70,791
Israel: 0.48%
Israel Government AID Bond, 5.500%, due 09/18/33	400,000	516,452
Mexico: 0.61%
United Mexican States, 4.000%, due 10/02/23	450,000	455,850
6.750%, due 09/27/34	170,000	204,000
		659,850
Peru: 0.66%
Peruvian Government International Bond, 7.125%, due 03/30/19	170,000	193,545
7.350%, due 07/21/25	410,000	513,525
		707,070

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Philippines: 0.43%
Republic of the Philippines, 10.625%, due 03/16/25	$295,000	$465,363
Poland: 0.08%
Republic of Poland, 5.000%, due 03/23/22	75,000	82,804
Turkey: 0.24%
Republic of Turkey, 6.750%, due 04/03/18	240,000	258,360
Total Non-US government obligations (cost $4,026,380)		3,962,340
Total bonds (cost $111,883,693)		110,614,349
	Shares
Short-term investment: 29.39%
Investment company: 29.39%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $31,596,187)	31,596,187	31,596,187
	Face amount covered by contracts
Options purchased: 0.07%
Call options: 0.05%
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.95, expires January 2016, counterparty: MSC	$2,630,000	1,801
Foreign Exchange Option, Buy USD/EUR, strike @ EUR 0.92, expires March 2016, counterparty: MSC	2,665,000	39,741
Foreign Exchange Option, Buy USD/JPY, strike @ JPY 120.94, expires January 2016, counterparty: MSC	2,300,000	12,077
		53,619
	Number of contracts	Value
Put options: 0.01%
Foreign Exchange Option, Buy USD/INR, strike @ INR 67.34, expires March 2016, counterparty: MLI	1,305,000	$10,917
3 Year Euro-Dollar Midcurve, strike @ USD 97.75, expires June 2016	100	625
		11,542
	Notional Amount
Options purchased on credit default swaps on credit indices: 0.01%[7]
Expiring 01/20/16. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.I G Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: JPMCB	$6,500,000	9,931
Total options purchased (cost $311,710)		75,092
Total investments: 132.37% (cost $143,791,590)		142,285,628
Liabilities, in excess of cash and other assets: (32.37%)		(34,791,890)
Net assets: 100.00%		$107,493,738

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $143,753,938; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$612,201
Gross unrealized depreciation	(2,080,511)
Net unrealized depreciation of investments	$(1,468,310)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 60. Portfolio footnotes begin on page 58.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation
CIBC	USD	1,223,115	CAD	1,700,000	01/11/16	$5,483
JPMCB	CAD	1,700,000	USD	1,270,197	01/11/16	41,599
MSC	USD	2,150,000	JPY	260,055,400	01/12/16	14,018
Net unrealized appreciation on forward foreign currency contracts						$61,100

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
2 Year US Treasury Notes, 13 contracts (USD)	March 2016	$2,829,550	$2,824,047	$(5,503)
10 Year US Treasury Notes, 66 contracts (USD)	March 2016	8,358,973	8,309,813	(49,160)
US Treasury futures sell contracts:
US Long Bond, 3 contracts (USD)	March 2016	(465,004)	(461,250)	3,754
US Ultra Bond, 4 contracts (USD)	March 2016	(632,463)	(634,750)	(2,287)
5 Year US Treasury Notes, 15 contracts (USD)	March 2016	(1,777,687)	(1,774,805)	2,882
Net unrealized depreciation on futures contracts				$(50,314)

Credit default swaps on sovereign issues—buy protection8

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments made by the Fund[10]	Upfront payments made	Value	Unrealized appreciation
CITI	Russian Federation bond, 2.250%, due 03/31/30	USD	1,000,000	12/20/20	1.000%	$(89,022)	$91,822	$2,800

Credit default swaps on sovereign issues—sell protection11

Counterparty	Referenced obligation[9]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments received	Value	Unrealized appreciation	Credit spread[12]
MSC	Portuguese Republic bond, 4.950%, due 10/25/23	USD	1,350,000	09/20/20	1.000%	$40,786	$(39,529)	$1,257	1.671%

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

Credit default swaps on credit indices—sell protection11

Counterparty	Referenced index[9]	Notional amount		Termination date	Payments received by the Fund[10]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[12]
MLI	CMBX.NA.BB. Series 6 Index	USD	1,400,000	05/11/63	5.000%	$(3,695)	$(59,989)	$(63,684)	5.107%
MLI	CMBX.NA.BB. Series 6 Index	USD	1,300,000	05/11/63	5.000	(40,596)	(55,705)	(96,301)	5.107
MSC	CMBX.NA.BB. Series 6 Index	USD	1,250,000	05/11/63	5.000	11,705	(53,561)	(41,856)	5.107
						$(32,586)	$(169,255)	$(201,841)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[10]	Payments received by the Fund[10]	Value	Unrealized appreciation
USD	3,950,000	11/30/22	1.902%	3 month USD LIBOR	$29,121	$29,121

Centrally cleared credit default swaps on credit indices—buy protection8

Referenced index[9]	Notional amount		Termination date	Payments made by the Fund[10]	Value	Unrealized appreciation
CDX.NA.IG. Series 25 Index	USD	9,200,000	12/20/20	1.000%	$(53,071)	$11,770

Options written

	Expiration date	Premiums received	Value
Call options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 98.75	June 2016	$80,900	$(88,750)
Put options
3 Year Euro-Dollar Midcurve, 100 contracts, strike @ USD 96.75	June 2016	80,900	(625)
Foreign Exchange Option, Sell USD/CNY, 1,305,000 contracts, strike @ CNY 6.65, counterparty: MLI	March 2016	17,140	(16,593)
Foreign Exchange Option, Sell USD/EUR, 2,630,000 contracts, strike @ EUR 0.89, counterparty: MSC	May 2016	31,036	(33,151)
Foreign Exchange Option, Sell USD/EUR, 2,665,000 contracts, strike @ EUR 0.87, counterparty: MLI	June 2016	23,601	(21,279)
Foreign Exchange Option, Sell USD/JPY, 3,500,000 contracts, strike @ JPY 118.00, counterparty: MSC	April 2016	51,030	(43,355)
Options written on credit default swaps on credit indices[7]
If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund receives quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 1,300,000	April 2016	26,910	(18,441)

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: BB, Notional Amount USD 3,920,000	February 2016	$24,304	$(5,573)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 12/20/20. European style. Counterparty: DB, Notional Amount USD 2,650,000	February 2016	12,455	(3,768)
Total options written		$348,276	$(231,535)

Written options activity for the year ended December 31, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2014	385	$207,790
Options written	—	—
Options terminated in closing purchase transactions	(185)	(45,990)
Options expired prior to exercise	—	—
Options outstanding at December 31, 2015	200	$161,800

Written swaptions and foreign exchange options activity for the year ended December 31, 2015 was as follows:

Swaptions & foreign exchange options outstanding at December 31, 2014	$50,155
Swaptions & foreign exchange options written	610,164
Swaptions & foreign exchange options terminated in closing purchase transactions	(473,843)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at December 31, 2015	$186,476

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$38,006,780	$—	$38,006,780
Asset-backed securities	—	10,846,933	—	10,846,933
Commercial mortgage-backed securities	—	8,721,259	—	8,721,259
Mortgage & agency debt securities	—	40,309,056	—	40,309,056
Municipal bonds	—	2,250,943	—	2,250,943
US government obligations	—	6,517,038	—	6,517,038
Non-US government obligations	—	3,962,340	—	3,962,340
Short-term investment	31,596,187	—	—	31,596,187
Options purchased	625	74,467	—	75,092
Forward foreign currency contracts	—	61,100	—	61,100
Futures contracts	6,636	—	—	6,636
Swap agreements, at value	—	120,943	—	120,943
Total	$31,603,448	$110,870,859	$—	$142,474,307
Liabilities
Futures contracts	$(56,950)	$—	$—	$(56,950)
Swap agreements, at value	—	(261,855)	—	(261,855)
Options written	(89,375)	(142,160)	—	(231,535)
Total	$(146,325)	$(404,015)	$—	$(550,340)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of these securities amounted to $13,979,699 or 13.01% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2015 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Rate shown is the discount rate at the date of purchase.

7  Illiquid investment as of December 31, 2015.

SMA Relationship Trust—Series T

Portfolio of investments

December 31, 2015

8  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

9  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

10  Payments made or received are based on the notional amount.

11  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

12  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/14	Purchases during the year ended 12/31/15	Sales during the year ended 12/31/15	Net realized gain year ended 12/31/15	Change in net unrealized appreciation/ (depreciation) during the year ended 12/31/15	Value 12/31/15	Net income earned from affiliate for the year ended 12/31/15
UBS Cash Management Prime Relationship Fund	$33,757,734	$113,484,502	$147,242,236	$—	$—	$—	$26,304
UBS High Yield Relationship Fund	2,376,956	—	2,472,654	131,688	(35,990)	—	—
	$36,134,690	$113,484,502	$149,714,890	$131,688	$(35,990)	$—	$26,304

SMA Relationship Trust

December 31, 2015

Portfolio acronyms

ADR  American depositary receipt

AGC  Assured Guaranty Corp.

ACG-ICC  Agency Insured Custody Certificate

AMBAC  American Municipal Bond Assurance Corp.

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

FDIC  Federal Deposit Insurance Co.

FGIC  Financial Guaranty Insurance Co.

GDR  Global Depositary Receipt

GO  General Obligation

LIBOR  London Interbank Offered Rate

PJSC  Private Joint Stock Company

REIT  Real Estate Investment Trust

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co.

SSB  State Street Bank

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

SMA Relationship Trust

December 31, 2015 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 to December 31, 2015.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*  Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T.

SMA Relationship Trust

December 31, 2015 (unaudited)

	Beginning account value July 1, 2015	Ending account value December 31, 2015	Expenses paid during period* 07/01/15 – 12/31/15
Series A
Actual	$1,000.00	$937.20	$—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series G
Actual	1,000.00	913.00	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series M
Actual	1,000.00	1,044.50	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series S
Actual	1,000.00	942.90	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—
Series T
Actual	1,000.00	1,002.20	—
Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	—

*  Expenses are equal to each Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Asset Management (Americas) Inc., the Funds' advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund

This page intentionally left blank.

SMA Relationship Trust

Financial statements

Statement of assets and liabilities

December 31, 2015

	Series A	Series G	Series M
Assets:
Investments, at cost:
Unaffiliated issuers	$10,995,482	$153,104,030	$225,443,724
Affiliated issuers	34,223,315	—	—
Foreign currency	62,345	341,707	—
	$45,281,142	$153,445,737	$225,443,724
Investments, at value:
Unaffiliated issuers	$10,068,792	$143,203,952	$233,931,651
Affiliated issuers	35,896,092	—	—
Foreign currency	61,839	340,561	—
Cash	—	—	—
Receivables:
Investment securities sold	—	3,006,694	—
Dividends and interest	30,961	92,372	2,691,251
Fund shares sold	260,706	890,837	412,118
Foreign tax reclaims	—	198,552	—
Due from custodian	—	—	—
Variation margin on futures contracts	189,221	—	—
Variation margin on centrally cleared swap agreements	—	—	—
Due from broker	240,360	—	44
Cash collateral for futures contracts	2,025,834	—	—
Cash collateral for swap agreements	—	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized appreciation on forward foreign currency contracts	68,947	202,525	—
Total assets	48,842,752	147,935,493	237,035,064
Liabilities:
Payables:
Investment securities purchased	—	663,698	—
Fund shares redeemed	161,068	3,932,860	—
Variation margin on futures contracts	—	—	—
Options written, at value[2]	—	—	—
Outstanding swap agreements, at value[1]	—	—	—
Unrealized depreciation on forward foreign currency contracts	206,961	218,282	—
Total liabilities	368,029	4,814,840	—
Net assets	$48,474,723	$143,120,653	$237,035,064
Net assets consist of:
Beneficial interest	$58,278,076	$201,352,310	$234,054,700
Accumulated undistributed net investment income	1,066,744	137,366	5,330
Accumulated net realized gain (loss)	(11,668,062)	(48,425,618)	(5,512,893)
Net unrealized appreciation (depreciation)	797,965	(9,943,405)	8,487,927
Net assets	$48,474,723	$143,120,653	$237,035,064
Shares outstanding	6,960,184	17,195,904	21,115,307
Net asset value, offering and redemption proceeds per share	$6.96	$8.32	$11.23

1  Net upfront payments made by Series T were $80,822.

2  Premiums received by SMA Series T were $348,276.

SMA Relationship Trust

Financial statements

	Series S	Series T
Assets:
Investments, at cost:
Unaffiliated issuers	$57,203,855	$143,791,590
Affiliated issuers	—	—
Foreign currency	—	99,198
	$57,203,855	$143,890,788
Investments, at value:
Unaffiliated issuers	$54,300,973	$142,285,628
Affiliated issuers	—	—
Foreign currency	—	101,363
Cash	—	784
Receivables:
Investment securities sold	1,153,647	12,036,861
Dividends and interest	87,399	628,155
Fund shares sold	278,246	1,569,582
Foreign tax reclaims	—	—
Due from custodian	83,042	—
Variation margin on futures contracts	—	—
Variation margin on centrally cleared swap agreements	—	30,815
Due from broker	—	135,532
Cash collateral for futures contracts	—	77,773
Cash collateral for swap agreements	—	189,112
Outstanding swap agreements, at value[1]	—	91,822
Unrealized appreciation on forward foreign currency contracts	—	61,100
Total assets	55,903,307	157,208,527
Liabilities:
Payables:
Investment securities purchased	511,800	48,508,753
Fund shares redeemed	933,371	715,403
Variation margin on futures contracts	—	50,314
Options written, at value[2]	—	231,535
Outstanding swap agreements, at value[1]	—	208,784
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	1,445,171	49,714,789
Net assets	$54,458,136	$107,493,738
Net assets consist of:
Beneficial interest	$56,343,761	$360,430,974
Accumulated undistributed net investment income	—	2,220,903
Accumulated net realized gain (loss)	1,017,257	(253,625,070)
Net unrealized appreciation (depreciation)	(2,902,882)	(1,533,069)
Net assets	$54,458,136	$107,493,738
Shares outstanding	5,396,447	23,451,937
Net asset value, offering and redemption proceeds per share	$10.09	$4.58

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of operations
For the year ended December 31, 2015

	Series A	Series G	Series M
Investment income:
Dividends and other	$118	$2,921,419	$73
Interest	74,307	—	6,545,534
Affiliated income	5,524	1,589	4,217
Foreign tax withheld	—	(236,921)	—
Net investment income	79,949	2,686,087	6,549,824
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(306,317)	(6,230,441)	2,327,414
Investments in affiliated issuers	—	—	—
Distribution from affiliated issuer	897	284	752
Futures contracts	(1,982,083)	—	(106,606)
Options written	(1,165,869)	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	1,134,070	(1,104,127)	—
Foreign currency transactions	(47,924)	(138,888)	—
Net realized gain (loss)	(2,367,226)	(7,473,172)	2,221,560
Change in net unrealized appreciation/depreciation on:
Investments	(1,312,936)	(6,516,564)	1,101,237
Futures contracts	329,553	—	395,938
Options written	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	(280,256)	199,625	—
Translation of other assets and liabilities denominated in foreign currency	23,804	(9,495)	—
Change in net unrealized appreciation/depreciation	(1,239,835)	(6,326,434)	1,497,175
Net realized and unrealized gain (loss) from investment activities	(3,607,061)	(13,799,606)	3,718,735
Contributions from Advisor	19,097	—	—
Net increase (decrease) in net assets resulting from operations	$(3,508,015)	$(11,113,519)	$10,268,559

SMA Relationship Trust

Financial statements

	Series S	Series T
Investment income:
Dividends and other	$1,133,980	$1,644
Interest	—	2,464,104
Affiliated income	2,632	26,304
Foreign tax withheld	—	—
Net investment income	1,136,612	2,492,052
Realized and unrealized gains/(losses) from investment activities:
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,426,848	(369,381)
Investments in affiliated issuers	—	131,688
Distribution from affiliated issuer	185	4,514
Futures contracts	—	185,066
Options written	—	328,341
Swap agreements	—	100,850
Forward foreign currency contracts	—	(17,936)
Foreign currency transactions	—	57,266
Net realized gain (loss)	7,427,033	420,408
Change in net unrealized appreciation/depreciation on:
Investments	(10,005,061)	(2,298,798)
Futures contracts	—	(243,639)
Options written	—	(22,849)
Swap agreements	—	33,216
Forward foreign currency contracts	—	(3,872)
Translation of other assets and liabilities denominated in foreign currency	—	26,854
Change in net unrealized appreciation/depreciation	(10,005,061)	(2,509,088)
Net realized and unrealized gain (loss) from investment activities	(2,578,028)	(2,088,680)
Contributions from Advisor	—	—
Net increase (decrease) in net assets resulting from operations	$(1,441,416)	$403,372

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets

	Series A		Series G
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
From operations:
Net investment income	$79,949	$127,706	$2,686,087	$1,884,433
Net realized gain (loss)	(2,367,226)	1,280,880	(7,473,172)	8,612,506
Change in net unrealized appreciation/depreciation	(1,239,835)	636,582	(6,326,434)	(20,397,902)
Contributions from Advisor	19,097	—	—	—
Net increase (decrease) in net assets from operations	(3,508,015)	2,045,168	(11,113,519)	(9,900,963)
Dividends and distributions to shareholders from:
Net investment income	(2,064,461)	(1,810,221)	(1,402,723)	(1,635,001)
Net realized gain	—	—	—	—
Total dividends and distributions to shareholders	(2,064,461)	(1,810,221)	(1,402,723)	(1,635,001)
From beneficial interest transactions:
Proceeds from shares sold	18,706,271	15,924,817	110,111,890	17,513,453
Cost of shares redeemed	(11,710,834)	(5,714,806)	(33,029,297)	(21,412,353)
Net increase (decrease) in net assets resulting from beneficial interest transactions	6,995,437	10,210,011	77,082,593	(3,898,900)
Increase (decrease) in net asset	1,422,961	10,444,958	64,566,351	(15,434,864)
Net assets:
Net assets, beginning of year	47,051,762	36,606,804	78,554,302	93,989,166
Net assets, end of year	$48,474,723	$47,051,762	$143,120,653	$78,554,302
Accumulated undistributed (distributions in excess) net investment income	$1,066,744	$1,209,923	$137,366	$38,942

SMA Relationship Trust

Financial statements

	Series M		Series S
	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2014
From operations:
Net investment income	$6,549,824	$5,822,659	$1,136,612	$730,086
Net realized gain (loss)	2,221,560	2,968,448	7,427,033	8,713,666
Change in net unrealized appreciation/depreciation	1,497,175	5,853,480	(10,005,061)	(9,881,465)
Contributions from Advisor	—	—	—	—
Net increase (decrease) in net assets from operations	10,268,559	14,644,587	(1,441,416)	(437,713)
Dividends and distributions to shareholders from:
Net investment income	(6,546,236)	(5,822,149)	(1,198,199)	(747,868)
Net realized gain	—	—	(8,097,865)	(8,392,687)
Total dividends and distributions to shareholders	(6,546,236)	(5,822,149)	(9,296,064)	(9,140,555)
From beneficial interest transactions:
Proceeds from shares sold	63,347,897	45,796,636	66,136,029	9,462,688
Cost of shares redeemed	(42,207,700)	(49,216,700)	(59,673,388)	(15,632,541)
Net increase (decrease) in net assets resulting from beneficial interest transactions	21,140,197	(3,420,064)	6,462,641	(6,169,853)
Increase (decrease) in net asset	24,862,520	5,402,374	(4,274,839)	(15,748,121)
Net assets:
Net assets, beginning of year	212,172,544	206,770,170	58,732,975	74,481,096
Net assets, end of year	$237,035,064	$212,172,544	$54,458,136	$58,732,975
Accumulated undistributed (distributions in excess) net investment income	$5,330	$1,742	$—	$(23,088)

See accompanying notes to financial statements.

SMA Relationship Trust

Financial statements

Statement of changes in net assets (continued)

	Series T
	Year ended December 31, 2015	Year ended December 31, 2014
From operations:
Net investment income	$2,492,052	$2,422,831
Net realized gain	420,408	4,109,518
Change in net unrealized appreciation/depreciation	(2,509,088)	1,118,314
Net increase in net assets from operations	403,372	7,650,663
Dividends and distributions to shareholders from:
Net investment income	(3,461,622)	(3,055,621)
From beneficial interest transactions:
Proceeds from shares sold	22,026,443	38,825,022
Cost of shares redeemed	(21,380,852)	(34,505,511)
Net increase in net assets resulting from beneficial interest transactions	645,591	4,319,511
Increase (decrease) in net asset	(2,412,659)	8,914,553
Net assets:
Net assets, beginning of year	109,906,397	100,991,844
Net assets, end of year	$107,493,738	$109,906,397
Accumulated undistributed net investment income	$2,220,903	$2,233,904

See accompanying notes to financial statements.

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$7.71	$7.64	$7.36	$6.72	$6.69
Income (loss) from investment operations:
Net investment income[1]	0.01	0.02	0.02	0.00[3]	0.07
Net realized and unrealized gain (loss)	(0.47)	0.35	0.47	0.98	(0.04)
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income (loss) from investment operations	(0.46)	0.37	0.49	0.98	0.03
Dividends/distributions:
From net investment income	(0.29)	(0.30)	(0.21)	(0.34)	—
Net asset value, end of year	$6.96	$7.71	$7.64	$7.36	$6.72
Total investment return[2]	(5.92)%[4]	4.79%	6.67%	14.57%	0.60%
Ratios to average net assets:
Net investment income	0.15%	0.30%	0.22%	0.04%	1.07%
Supplemental data:
Net assets, end of year (000's)	$48,475	$47,052	$36,607	$28,153	$29,330
Portfolio turnover rate	10%	11%	19%	48%	126%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  During the year ended December 31, 2015, the Advisor reimbursed the Fund $2,693, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $16,404 for a trading error, both reimbursements had no impact on the Fund's total return.

See accompanying notes to financial statements.

SMA Relationship Trust—Series G

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,				For the period ended December 31,
	2015	2014	2013	2012	2011[3]
Net asset value, beginning of period	$8.93	$10.19	$8.76	$7.42	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.20	0.21	0.19	0.19	0.09
Net realized and unrealized gain (loss)	(0.73)	(1.29)	1.53	1.32	(2.61)
Total income (loss) from investment operations	(0.53)	(1.08)	1.72	1.51	(2.52)
Dividends/distributions:
From net investment income	(0.08)	(0.18)	(0.29)	(0.17)	(0.06)
Return of capital	—	—	—	—	(0.00)[4]
Total dividends/distributions	(0.08)	(0.18)	(0.29)	(0.17)	(0.06)
Net asset value, end of period	$8.32	$8.93	$10.19	$8.76	$7.42
Total investment return[2]	(5.94)%	(10.60)%	19.74%	20.42%	(25.19)%
Ratios to average net assets:
Net investment income	2.26%	2.10%	2.00%	2.39%	1.57%[5]
Supplemental data:
Net assets, end of period (000's)	$143,121	$78,554	$93,989	$116,421	$119,785
Portfolio turnover rate	52%	146%	100%	110%	92%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  For the period May 6, 2011 (commencement of operations) to December 31, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.05	$10.59	$10.97	$10.61	$9.86
Income (loss) from investment operations:
Net investment income[1]	0.32	0.31	0.27	0.33	0.36
Net realized and unrealized gain (loss)	0.18	0.47	(0.39)	0.36	0.75
Total income (loss) from investment operations	0.50	0.78	(0.12)	0.69	1.11
Dividends/distributions:
From net investment income	(0.32)	(0.32)	(0.26)	(0.33)	(0.36)
Net asset value, end of year	$11.23	$11.05	$10.59	$10.97	$10.61
Total investment return[2]	4.61%	7.40%	(1.05)%	6.55%	11.48%
Ratios to average net assets:
Net investment income	2.90%	2.87%	2.49%	2.99%	3.53%
Supplemental data:
Net assets, end of year (000's)	$237,035	$212,173	$206,770	$166,821	$188,565
Portfolio turnover rate	68%	80%	91%	65%	108%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust—Series S

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,				For the period ended December 31,
	2015	2014	2013	2012	2011[4]
Net asset value, beginning of period	$11.51	$13.35	$10.07	$8.39	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.16	0.14	0.13	0.17	0.08
Net realized and unrealized gain (loss)	(0.01)[3]	(0.20)	3.40	1.67	(1.60)
Total income (loss) from investment operations	0.15	(0.06)	3.53	1.84	(1.52)
Dividends/distributions:
From net investment income	(0.20)	(0.15)	(0.14)	(0.16)	(0.09)
From net realized gains	(1.37)	(1.63)	(0.11)	—	—
Return of capital	—	—	—	—	(0.00)[5]
Total dividends/distributions	(1.57)	(1.78)	(0.25)	(0.16)	(0.09)
Net asset value, end of period	$10.09	$11.51	$13.35	$10.07	$8.39
Total investment return[2]	1.41%	(0.35)%	35.07%	21.95%	(15.20)%
Ratios to average net assets:
Net investment income	1.37%	1.07%	1.10%	1.79%	1.38%[6]
Supplemental data:
Net assets, end of period (000's)	$54,458	$58,733	$74,481	$63,500	$39,856
Portfolio turnover rate	145%	58%	54%	80%	103%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  In addition to net realized and unrealized losses on investments as set forth in the Statement of operations, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the Fund's investments.

4  For the period May 2, 2011 (commencement of operations) to December 31, 2011.

5  Amount represents less than $0.005 per share.

6  Annualized.

See accompanying notes to financial statements.

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$4.72	$4.52	$4.68	$4.50	$4.34
Income (loss) from investment operations:
Net investment income[1]	0.11	0.11	0.04	0.13	0.17
Net realized and unrealized gain (loss)	(0.10)	0.22	(0.05)	0.20	0.19
Total income (loss) from investment operations	0.01	0.33	(0.01)	0.33	0.36
Dividends/distributions:
From net investment income	(0.15)	(0.13)	(0.15)	(0.15)	(0.20)
Net asset value, end of year	$4.58	$4.72	$4.52	$4.68	$4.50
Total investment return[2]	0.19%	7.47%	(0.32)%	7.53%	8.53%
Ratios to average net assets:
Net investment income	2.30%	2.29%	0.79%	2.80%	3.79%
Supplemental data:
Net assets, end of year (000's)	$107,494	$109,906	$100,992	$104,269	$90,402
Portfolio turnover rate	957%	788%	505%	460%	316%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

SMA Relationship Trust

Notes to financial statements

1. Organization and significant accounting policies

SMA Relationship Trust (the "Trust") is an open-end management investment company registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Trust has five separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series G, Series M, Series S and Series T (each a "Fund", and collectively, the "Funds"). Each series covered by this report is diversified except for SMA Relationship Trust—Series A and Series M, which are non-diversified. The investment objective of Series A is to maximize total return, consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series G is to provide long-term capital appreciation. Series G pursues its investment objective by investing in equity securities of issuers economically tied to a number of countries throughout the world, excluding the US. The investment objective of Series M is to seek total return consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series S is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Series S pursues its investment objective by investing in equity securities of US small capitalization companies. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value will still be calculated as of the close of regular trading on the NYSE. The time at which a fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived

SMA Relationship Trust

Notes to financial statements

from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) ("UBS AM" or the "Advisor"), the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

SMA Relationship Trust

Notes to financial statements

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In May 2015, FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of this change and the impact on the financial statements and disclosures.

SMA Relationship Trust

Notes to financial statements

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2015, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. SMA Relationship Trust—Series T is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2015.

Disclosure of derivatives by underlying risk as of and for the year ended December 31, 2015 is as follows:

Asset derivatives1

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts	$—	$—	$68,947	$68,947
Futures contracts	154,635	205,209	—	359,844
Options purchased	—	1,118,101	—	1,118,101
Total value	$154,635	$1,323,310	$68,947	$1,546,892

Liability derivatives2

	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Forward foreign currency contracts	$—	$(206,961)	$(206,961)
Futures contracts	(169,507)	—	(169,507)
Total value	$(169,507)	$(206,961)	$(376,468)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

2  In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

SMA Relationship Trust

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2015, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
SMA Relationship Trust—Series A
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$1,134,070	$1,134,070
Futures contracts	(530,714)	(1,451,369)	—	(1,982,083)
Options purchased[2]	—	(251,050)	—	(251,050)
Options written	—	(1,165,869)	—	(1,165,869)
Total net realized gain (loss)	$(530,714)	$(2,868,288)	$1,134,070	$(2,264,932)
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(280,256)	$(280,256)
Futures contracts	233,760	95,793	—	329,553
Options purchased[2]	—	(380,167)	—	(380,167)
Total change in net unrealized appreciation/depreciation	$233,760	$(284,374)	$(280,256)	$(330,870)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts, unless otherwise noted.

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Forward foreign currency contracts	$—	$—	$61,100	$61,100
Futures contracts	6,636	—	—	6,636
Options purchased	625	9,931	64,536	75,092
Swap agreements	29,121	91,822	—	120,943
Total value	$36,382	$101,753	$125,636	$263,771

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Futures contracts	$(56,950)	$—	$—	$(56,950)
Options written	(89,375)	(27,782)	(114,378)	(231,535)
Swap agreements	—	(261,855)	—	(261,855)
Total value	$(146,325)	$(289,637)	$(114,378)	$(550,340)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts and Variation margin on centrally cleared swap agreements.

SMA Relationship Trust

Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
SMA Relationship Trust—Series T
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(17,936)	$(17,936)
Futures contracts	185,066	—	—	185,066
Options purchased[2]	(135,232)	(54,742)	227,765	37,791
Options written	45,990	228,112	54,239	328,341
Swap agreements	(160,518)	265,438	(4,070)	100,850
Total net realized gain (loss)	$(64,694)	$438,808	$259,998	$634,112
Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$(3,872)	$(3,872)
Futures contracts	(243,639)	—	—	(243,639)
Options purchased[2]	101,767	(14,119)	(161,526)	(73,878)
Options written	(57,334)	26,056	8,429	(22,849)
Swap agreements	223,542	(190,326)	—	33,216
Total change in net unrealized appreciation/depreciation	$24,336	$(178,389)	$(156,969)	$(311,022)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation/depreciation on investments.

3  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

SMA Relationship Trust—Series G had net realized loss of $1,104,127 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $199,625 on forward foreign currency contracts related to foreign exchange risk.

SMA Relationship Trust—Series M had net realized loss of $106,606 on futures contracts related to interest rate risk and net change in unrealized appreciation of $395,938 on futures contracts related to interest rate risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

SMA Relationship Trust

Notes to financial statements

SMA Relationship Trust—Series A

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	68,947	(206,961)
Futures contracts[1]	359,844	(169,507)
Options purchased	1,118,101	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,546,892	(376,468)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(1,477,945)	169,507
Total gross amount of assets and liabilities subject to MNA or similar agreements	68,947	(206,961)

1  Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
JPMCB	46,024	(46,024)	—	—
MSC	5,832	—	—	5,832
SSB	17,091	—	—	17,091
Total	68,947	(46,024)	—	22,923
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
JPMCB	(206,961)	46,024	—	(160,937)

SMA Relationship Trust—Series G

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	202,525	(218,282)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	202,525	(218,282)

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
DB	7,645	—	—	7,645
JPMCB	186,084	(186,084)	—	—
SSB	8,796	—	—	8,796
Total	202,525	(186,084)	—	16,441

SMA Relationship Trust

Notes to financial statements

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CSI	(25,065)	—	—	(25,065)
JPMCB	(193,217)	186,084	—	(7,133)
Total	(218,282)	186,084	—	(32,198)

SMA Relationship Trust—Series T

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	61,100	—
Futures contracts[1]	6,636	(56,950)
Options purchased	75,092	—
Options written	—	(231,535)
Swap agreements[1]	120,943	(261,855)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	263,771	(550,340)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(36,382)	199,396
Total gross amount of assets and liabilities subject to MNA or similar agreements	227,389	(350,944)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of December 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
CIBC	5,483	—	—	5,483
CITI	91,822	—	—	91,822
JPMCB	51,530	—	—	51,530
MLI	10,917	(10,917)	—	—
MSC	67,637	(67,637)	—	—
Total	227,389	(78,554)	—	148,835
Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(24,014)	—	—	(24,014)
DB	(3,768)	—	—	(3,768)
MLI	(153,566)	10,917	—	(142,649)
MSC	(169,596)	67,637	—	(101,959)
Total	(350,944)	78,554	—	(272,390)

SMA Relationship Trust

Notes to financial statements

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds (except Series M) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

SMA Relationship Trust

Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Series A and Series T may from time to time purchase mortgage-backed securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: The Funds may engage in swap agreements, including, but not limited to, interest rate, currency and total return swap agreements. Series A, Series M and Series T may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

SMA Relationship Trust

Notes to financial statements

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on sovereign issues—sell protection" and "Credit default swaps on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

SMA Relationship Trust

Notes to financial statements

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. The maximum payout for SMA Relationship Trust—Series T written put options is $10,073,893 at December 31, 2015. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current

SMA Relationship Trust

Notes to financial statements

value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions: It is Series M and Series T policy to distribute their respective net investment income, if any, monthly. It is Series A, Series G and Series S policy to distribute their respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

M. Commission recapture program: Series G and Series S participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2015, there were no recaptured commissions.

2. Investment advisory and administration fees and other transactions with affiliates

The Funds' Board has approved an investment advisory and administration contract ("Advisory Contract") with UBS AM under which UBS AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS AM for investment advisory services provided by UBS AM.

SMA Relationship Trust

Notes to financial statements

UBS AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds. Additionally, with respect to SMA Relationship Trust—Series S, UBS AM (not the Fund) pays Manulife Asset Management a fee for sub-advisory services.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2015 have been included near the end of each Fund's Portfolio of investments.

During the year ended December 31, 2015, the Funds could invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime was offered as a cash management option only to funds and certain other accounts. On November 20, 2015, the Board of Trustees approved changing the Funds' sweep option for uninvested balances from Cash Prime to JPMorgan U.S. Government Money Market Fund; the change went into effect on December 10, 2015. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2015 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2015, were as follows:

Fund	Amount
Series G	$41

3. Purchases and sales of securities

For the year ended December 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
Series A	$16,471,952	$3,543,443
Series G	138,409,515	60,299,762
Series M	170,687,195	155,761,414
Series S	111,591,367	111,767,979
Series T	854,098,624	841,016,254

For the year ended December 31, 2015, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund
Series T	$164,781,836	$170,105,486

SMA Relationship Trust

Notes to financial statements

4. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	2015
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$2,064,461	$—	$2,064,461
Series G	1,402,723	—	1,402,723
Series M	6,546,236[1]	—	6,546,236
Series S	2,860,386	6,435,678	9,296,064
Series T	3,461,622	—	3,461,622

1  $6,541,946 considered tax-exempt.

	2014
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid
Series A	$1,810,221	$—	$1,810,221
Series G	1,635,001	—	1,635,001
Series M	5,822,149[2]	—	5,822,149
Series S	3,186,927	5,953,628	9,140,555
Series T	3,055,621	—	3,055,621

2  $5,818,776 considered tax-exempt.

At December 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term gain	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
Series A	$1,081,380	$—	$(12,003,000)	$(2,415,732)	$(13,337,352)
Series G	367,041	—	(47,111,841)	(11,486,857)	(58,231,657)
Series M	5,330[3]	—	(5,512,070)	8,487,104	2,980,364
Series S	—	4,236,885	(2,256,998)	(3,865,512)	(1,885,625)
Series T	2,096,146	—	(253,640,771)	(1,392,611)	(252,937,236)

3  $5,330 considered tax-exempt.

The difference between book and tax basis net unrealized appreciation/(depreciation) of investments is primarily attributable to the tax treatment of certain derivatives, partnership adjustments and tax deferral losses on wash sales.

SMA Relationship Trust

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gain/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2015 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
Series A	$1,841,333	$(393,697)	$(1,447,636)
Series G	(1,184,940)	1,184,940	—
Series S	84,675	(84,675)	—
Series T	956,569	(1,093,395)	136,826

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, the tax treatment of certain derivatives and partnership adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by a Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At December 31, 2015, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
Series A	$2,058,799	$1,234,471	$3,293,270
Series G	45,636,744	1,475,097	47,111,841
Series T	469,271	6,276,645	6,745,916

At December 31, 2015, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,
Fund	2016	2017	2018
Series A	$—	$5,773,833	$2,935,824
Series M	—	5,512,070	—
Series T	109,991,161	115,570,788	21,332,904

During the fiscal year ended December 31, 2015, the following Fund utilized capital loss carryforwards to offset current year capital gains:

Fund	Amount
Series M	$2,474,886

SMA Relationship Trust

Notes to financial statements

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended December 31, 2015, the following Fund incurred, and elected to defer, losses of the following:

	Late year ordinary	Post October capital losses
Fund	losses	Short-term	Long-term
Series S	$—	$2,256,998	$—

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of December 31, 2015 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2015, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Line of credit

The Trust and certain other funds managed by UBS AM entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. For the year ended December 31, 2015, the following Funds had borrowings as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
Series S	$25,000,000	4	$3,454	1.24%

At December 31, 2015, there were no borrowings outstanding.

SMA Relationship Trust

Notes to financial statements

6. Shares of beneficial interest

There is an unlimited number of shares of no par value beneficial interest authorized. For the years ended December 31, 2015 and December 31, 2014, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2015
Fund	Shares sold	Shares repurchased	Net increase in shares outshanding
Series A	2,437,343	(1,579,522)	857,821
Series G	12,226,081	(3,822,623)	8,403,458
Series M	5,750,984	(3,832,909)	1,918,075
Series S	5,431,719	(5,138,420)	293,299
Series T	4,710,246	(4,560,705)	149,541
	Year ended December 31, 2014
Fund	Shares sold	Shares repurchased	Net increase (decrease) in shares outshanding
Series A	2,036,722	(727,117)	1,309,605
Series G	1,795,476	(2,229,509)	(434,033)
Series M	4,183,408	(4,505,257)	(321,849)
Series S	725,212	(1,202,405)	(477,193)
Series T	8,325,719	(7,387,153)	938,566

7. Contribution from Advisor

During the year ended December 31, 2015, the Advisor reimbursed Series A in the amount of $16,404 for a trading error.

During a review, the Financial Conduct Authority, a UK regulator, and the Advisor agreed that the Advisor paid for ineligible services, namely index data and certain market data services, out of equity dealing commissions for trades effected on behalf of the SMA Relationship Trust—Series A Fund in the United Kingdom. As a result, the Advisor reimbursed the Fund $2,693, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions.

SMA Relationship Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series G, SMA Relationship Trust—Series M, SMA Relationship Trust—Series S and SMA Relationship Trust—Series T) (collectively, the "Funds") as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting SMA Relationship Trust at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 26, 2016

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Adela Cepeda; 57 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for the BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 71 268 Main Street P.O.Box 718 Gladstone, NJ 07934	Trustee	Since 2008	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Frank K. Reilly; 80 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982) and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and Chairman of the Audit Committee for the Bank.
Abbie J. Smith; 62 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2008

Ms. Smith is a Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth school of Business (since 1980). Formerly Ms. Smith was also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and is currently a member and (until October 2015) was chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (122 portfolios).

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas; 65 1353 Astor Place Chicago, IL 60610	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for Northshore University HealthSystem, a not for profit healthcare organization, and a director (2012-October 2015) of HCC Insurance Holdings Inc., member (2012-October 2015) of the Audit Committee of HCC Insurance Holdings Inc. and chairman (May 2014-October 2015) of the Investment and Finance Committee of HCC Insurance Holdings Inc. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010). As of January 1, 2016, Mr Thomas is a Director of, and Member of the Audit Committee, of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co.

SMA Relationship Trust

Supplemental information (unaudited)

Interested Trustee
Name, address and date of birth	Position(s) held with Fund	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex to be overseen by Nominee	Other directorships held by Nominee
Blake Moore; 571,*	Interested Trustee	Since June 2015

Mr. Moore is a Managing Director and head of Americas at UBS Asset Management (Americas) Inc. (since March 2015). Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Asset Management in March 2015, Mr. Moore was Head of Distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.

				Mr. Moore is a director or trustee of three investment companies (consisting of 30 portfolios) for which UBS AM serves as investment advisor or manager.	None

SMA Relationship Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 50	Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS Asset Management (US) Inc. and UBS AM (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Global Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 82 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*; 47	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President, Treasurer and Principal Accounting Officer	Since 2004 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of the North American fund treasury department UBS AM—Americas region (since 2011). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012

Mr. Ha is a director and counsel to the Americas chief compliance officer (since January 2016) (prior to which he was an associate general counsel) (since 2012) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 57	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy Lee; 40	Vice President and Assistant Treasurer	Since 2014

Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 49	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu *; 32	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—American region. She was a Fund Treasury Manager (from 2012 to 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

SMA Relationship Trust

Federal tax information (unaudited)

For the year ended December 31, 2015, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of the long-term capital gain and the amounts passed through to the shareholders as foreign tax credits are as follows:

Fund	Dividends received deduction	Long-term capital gains	Foreign tax credit
Series G	—%	$—	$235,261
Series S	25.90	6,435,678	—

In addition, for the year ended December 31, 2015, gross income derived from sources within foreign countries amounted to $2,899,239 for SMA Relationship Fund—Series G.

Shareholders should use information reported on Form 1099 DIV for the preparation of their federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Trustees

Frank K. Reilly
Chairman

Adela Cepeda

Blake Moore

John J. Murphy

Abbie J. Smith

J. Mikesell Thomas

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator

UBS Asset Management (Americas) Inc.
(formerly, UBS Global Asset Management (Americas), Inc.)
1285 Avenue of the Americas
New York, New York 10019-6028

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

©2016 UBS Asset Management (Americas), Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S303

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $169,752 and $175,002, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $35,800 and $40,800, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements, (2) agreed upon procedures for the Funds’ fiscal years ended 2014 and 2013 and (3) the review of off-cycle N-1A filing.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $28,800 and $28,508 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns, assistance with excise tax distribution requirements and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended December 31, 2015 and December 31, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust, when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2015 and December 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           According to E&Y, for the fiscal year ended December 31, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed by E&Y of $366,647 and $360,335, respectively, for non-audit services rendered to the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$64,600	$69,308
Non-Covered Services	$302,047	$291,027

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 10, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	March 10, 2016